                               MONTHLY STATEMENT

                 ---------------------------------------------

       CHASE USA MASTER TRUST (FORMERLY KNOWN AS PROVIDIAN MASTER TRUST)
                                 SERIES 1997-2

                 ---------------------------------------------


         Pursuant to the Pooling and Servicing Agreement dated as of June 1, 1993 (as amended and restated on February 5, 2002, "the Agreement"), as supplemented by the Series 1997-2 Supplement dated as of March 1, 1997 (as amended and supplemented, the "Series Supplement"), between Card Acquisition Funding LLC as Transferor, Chase Manhattan Bank USA, National Association as Servicer, and The Bank of New York, Trustee, Chase Manhattan Bank USA, National Association as Servicer is required to prepare certain information each month regarding current distributions to Class A Certificateholders, Class B Certificateholders and the Collateral Interest Holder and the performance of the Chase USA Master Trust (the "Trust") during the previous month. The information which is required to be prepared for the Series 1997-2 Certificates with respect to the Distribution Date occurring on September 15, 2003, and with respect to the performance of the Trust during the month of August is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Investor Certificate. Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Certificate have their respective meanings set forth in the Agreement or Series Supplement as applicable.

A) Information Regarding the Current Monthly Distribution for the Series 1997-2 Class A Certificates and Class B Certificates (stated on the basis of $1,000 original certificate principal amount)

         (1)      The total amount distributed to Class A
                  Certificateholders per $1,000 original
                  certificate principal amount                        $1.050556

         (2)      The amount set forth in A(1) above
                  distributed to Class A Certificateholders
                  with respect to interest per $1,000
                  original certificate principal amount               $1.050556

         (3)      The amount set forth in A(1) above
                  distributed to Class A Certificateholders
                  with respect to principal per $1,000
                  original certificate principal amount               $0.000000

         (4)      The total amount distributed to Class B
                  Certificateholders per $1,000 original
                  certificate principal amount                        $1.222778

         (5)      The amount set forth in A(4) above
                  distributed to Class B Certificateholders
                  with respect to interest per $1,000
                  original certificate principal amount               $1.222778

         (6)      The amount set forth in A(4) above
                  distributed to Class B Certificateholders
                  with respect to principal per $1,000
                  original certificate principal amount               $0.000000

B)       Information Regarding the Performance of the Trust

         (1)      Allocation of Receivables Collections to the
                  Series 1997-2 Certificates

                  (a)      The aggregate amount of Finance
                           Charge Receivables collected
                           during the Monthly Period
                           immediately preceding the
                           Distribution Date                     $73,945,000.20

                  (b)      The aggregate amount of
                           Interchange collected and
                           allocated to the Trust for the
                           Monthly Period immediately
                           preceding the Distribution Date        $5,468,187.38

           -------------------------------------

              Series 1997-2 Monthly Statement
            September 15, 2003 Distribution Date

           -------------------------------------

                  (c)      The aggregate amount of Principal
                           Receivables collected during the
                           Monthly Period immediately
                           preceding the Distribution Date      $496,326,063.11

                  (d)      The Floating Allocation
                           Percentage with respect to the
                           Series 1997-2 Certificates for
                           the Monthly Period immediately
                           preceding the Distribution Date            9.072430%

                  (e)      The Principal Allocation
                           Percentage with respect to the
                           Series 1997-2 Certificates for
                           the Monthly Period immediately
                           preceding the Distribution Date           12.008512%

                  (f)      The Finance Charge Receivables
                           and Interchange collected and
                           allocated to the Series 1997-2
                           Certificates for the Monthly
                           Period immediately preceding the
                           Distribution Date                      $7,204,706.24

                  (g)      The Principal Receivables
                           collected and allocated to the
                           Series 1997-2 Certificates for
                           the Monthly Period immediately
                           preceding the Distribution Date       $59,601,372.65

         (2)      Available Finance Charge Collections,
                  Required Draw Amount and Reallocated
                  Principal Collections for Series 1997-2
                  for the Monthly Period immediately
                  preceding the Distribution Date

                  (a)      The Finance Charge Receivables
                           and Interchange collected and
                           allocated to the Series 1997-2
                           Certificates                           $7,204,706.24

                  (b)      Collection Account and Special
                           Funding Account investment
                           earnings allocated to the Series
                           1997-2 Certificates                            $0.00

                  (c)      Principal Funding Account
                           Investment Proceeds                      $114,767.74

                  (d)      Cash Collateral Account
                           Investment Proceeds                       $14,439.33

                  (e)      Reserve Draw Amount, if applicable             $0.00

                  (f)      Additional Finance Charges from
                           other Series allocated to the
                           Series 1997-2 Certificates                     $0.00

                  (g)      Payments, if any, on deposit as
                           of the Determination Date
                           received from any Interest Rate
                           Protection Agreements                          $0.00

                  (h)      Required Draw Amount, if applicable            $0.00

                  (i)      Reallocated Collateral Principal
                           Collections                                    $0.00

                  (j)      Reallocated Class B Principal
                           Collections                                    $0.00

                  (k)      Total Available Finance Charge
                           Collections and Reallocated
                           Principal Collections for Series
                           1997-2 (total of (a), (b), (c),
                           (d), (e), (f), (g), (h), (i) and
                           (j) above)                             $7,333,913.31

           -------------------------------------

              Series 1997-2 Monthly Statement
            September 15, 2003 Distribution Date

           -------------------------------------

         (3)      Available Principal Collections for Series
                  1997-2 for the Monthly Period immediately preceding the Distribution Date

                  (a)      The Principal Receivables
                           collected and allocated to the
                           Series 1997-2 Certificates            $59,601,372.65

                  (b)      Shared Principal Collections from
                           other Series allocated to the
                           Series 1997-2 Certificates                     $0.00

                  (c)      Additional amounts to be treated
                           as Available Principal
                           Collections pursuant to the
                           Series Supplement                      $3,466,317.61

                  (d)      Reallocated Collateral Principal
                           Collections                                    $0.00

                  (e)      Reallocated Class B Principal
                           Collections                                    $0.00

                  (f)      Available Principal Collections
                           for Series 1997-2 (total of (a),
                           (b) and (c) minus (d) and (e) above)  $63,067,690.26

         (4)      Delinquent Balances in the Trust

                  The aggregate outstanding balance of the Accounts which were delinquent as of the close of business on the last day of the Monthly Period immediately preceding the Distribution Date.

                  (a)      30-59 days                              $111,537,798
                  (b)      60-89 days                                72,097,108
                  (c)      90 or more days                          146,805,828
                                                                   ------------
                  (d)     Total Delinquencies                      $330,440,734

          (5)     Defaulted Amount

                  (a)      The aggregate amount of Defaulted
                           Receivables with respect to the
                           Trust for the Monthly Period
                           immediately preceding the
                           Distribution Date                     $47,850,391.43

                  (b)      The aggregate Amount of
                           Recoveries of Defaulted
                           Receivables processed during the
                           Monthly Period immediately
                           preceding the Distribution Date        $9,643,236.01

                  (c)      The Defaulted Amount for the
                           Monthly Period immediately
                           preceding the Distribution Date
                           [Defaulted Receivables minus
                           Recoveries]                           $38,207,155.42

                  (d)      The Defaulted Amount for the
                           Monthly Period immediately
                           preceding the Distribution Date
                           allocable to the Series 1997-2
                           Certificates (the "Series 1997-2
                           Defaulted Amount")                     $3,466,317.61

                  (e)      The Class A Defaulted Amount
                           [Series 1997-2 Defaulted Amount
                           multiplied by the Class A
                           Percentage]                            $2,617,517.14

                  (f)      The Class B Defaulted Amount
                           [Series 1997-2 Defaulted Amount
                           multiplied by the Class B
                           Percentage]                              $435,870.51

           -------------------------------------

              Series 1997-2 Monthly Statement
            September 15, 2003 Distribution Date

           -------------------------------------

         (6)      Class A Charge-Offs

                  (a)      The excess, if any, of the Class
                           A Defaulted Amount over the sum
                           of (i) Available Finance Charge
                           Collections applied to such Class
                           A Defaulted Amount, (ii) the
                           Available Cash Collateral Amount
                           applied to such Class A Defaulted
                           Amount, (iii) Reallocated
                           Principal Collections applied to
                           such Class A Defaulted Amount,
                           (iv) the amount by which the
                           Collateral Invested Amount has
                           been reduced in respect of such
                           Class A Defaulted Amount and (v)
                           the amount by which the Class B
                           Invested Amount has been reduced
                           in respect of such Class A
                           Defaulted Amount (a "Class A
                           Charge-Off")                                   $0.00

                  (b)      The amount of the Class A
                           Charge-Off set forth in item 6(a)
                           above, per $1,000 original
                           certificate principal amount
                           (which will have the effect of
                           reducing, pro rata, the amount of
                           each Class A Certificateholder's
                           investment)                                $0.000000

                  (c)      The total amount reimbursed on
                           the Distribution Date in respect
                           of Class A Charge-Offs for prior
                           Distribution Dates                             $0.00

                  (d)      The amount set forth in item 6(c)
                           above per $1,000 original
                           certificate principal amount
                           (which will have the effect of
                           increasing, pro rata, the amount
                           of each Class A Certificateholder's
                           investment)                                $0.000000

                  (e)      The amount, if any, by which the
                           outstanding principal balance of
                           the Class A Certificates exceeds
                           the Class A Invested Amount if
                           any, as of the Distribution Date,
                           after giving effect to all
                           deposits, withdrawals and
                           distributions on such
                           Distribution Date                              $0.00

         (7)      Class B Charge-Offs

                  (a)      The excess, if any, of the Class
                           B Defaulted Amount over the sum
                           of (i) Available Finance Charge
                           Collections applied to such Class
                           B Defaulted Amount applied to
                           such Class B Defaulted Amount,
                           (ii) the Available Cash
                           Collateral Amount, (iii)
                           Reallocated Collateral Principal
                           Collections applied to such Class
                           B Defaulted Amount and (iv) the
                           amount by which the Collateral
                           Invested Amount has been reduced
                           in respect of such Class B
                           Defaulted Amount                               $0.00

                  (b)      The amount by which the Class B
                           Invested Amount has been reduced
                           on the Distribution Date in
                           respect of Reallocated Class B
                           Principal Collections                          $0.00

                  (c)      The amount by which the Class B
                           Invested Amount has been reduced
                           on the Distribution Date in
                           respect of item 6(a) (together
                           with item 7(a), "Class B
                           Charge-Offs")                                  $0.00

                  (d)      The total amount by which the
                           Class B Invested Amount has been
                           reduced on the Distribution Date
                           as set forth in items 7(a), (b)
                           and(C)                                         $0.00

                  (e)      The amount set forth in item 7(d)
                           above per $1,000 original
                           certificate principal amount
                           (which will have the effect of
                           reducing, pro rata, the amount of
                           each Class B Certificateholder's
                           investment)                                $0.000000

           -------------------------------------

              Series 1997-2 Monthly Statement
            September 15, 2003 Distribution Date

           -------------------------------------

                  (f)      The total amount reimbursed on
                           the Distribution Date in respect
                           of reductions in the Class
                           B Invested Amount on prior
                           Distribution Date                              $0.00

                  (g)      The amount set forth in item 7(f)
                           above per $1,000 original
                           certificate principal amount
                           (which will have the effect of
                           increasing, pro rata, the amount
                           of each Class B Certificateholder's
                           investment)                                $0.000000

                  (h)      The amount, if any, by which the
                           outstanding principal balance of
                           the Class B Certificates exceeds
                           the Class B Invested Amount if
                           any, as of the Distribution Date,
                           after giving effect to all
                           deposits, withdrawals and
                           distributions on such
                           Distribution Date                              $0.00

         (8)      Reductions in the Collateral Interest

                  (a)      The excess, if any, of the
                           Collateral Defaulted Amount over
                           Available Finance Charge
                           Collections applied to such
                           Collateral Defaulted Amount                    $0.00

                  (b)      The amount by which the
                           Collateral Invested Amount has
                           been reduced on the Distribution
                           Date in respect of Reallocated
                           Principal Collections                          $0.00

                  (c)      The amount by which the
                           Collateral Invested Amount has
                           been reduced on the Distribution
                           Date in respect of items 6(a) and
                           7(a) above                                     $0.00

                  (d)      The total amount by which the
                           Collateral Invested Amount has
                           been reduced on the Distribution
                           Date as set forth in items 8(a),
                           (b) and (c)                                    $0.00

                  (e)      The total amount reimbursed on
                           the Distribution Date in respect
                           of reductions in the Collateral
                           Invested Amount on prior
                           Distribution Dates                             $0.00

                  (f)      The amount, if any, by which the
                           outstanding principal balance of
                           the Collateral Interest exceeds
                           the Collateral Invested Amount,
                           if any, as of the Distribution
                           Date, after giving effect to all
                           deposits, withdrawals and distributions
                           on the Distribution Date                       $0.00

         (9)      Investor Monthly Servicing Fee

                  (a)      The amount of the Series 1997-2
                           Monthly Servicing Fee payable to
                           the Servicer on the Distribution
                           Date                                     $881,416.67

         (10)     Cash Collateral Account

                  (a)      The Available Cash Collateral
                           Amount on the Distribution Date,
                           after giving effect to all
                           deposits, withdrawals and
                           distributions on such
                           Distribution Date                     $21,000,000.00

         (11)     Class A Monthly Interest

                  (a)      Class A Monthly Interest payable
                           on the Distribution Date                 $599,341.94

           -------------------------------------

              Series 1997-2 Monthly Statement
            September 15, 2003 Distribution Date

           -------------------------------------


         (12)     Class B Monthly Interest

                  (a)      Class B Monthly Interest payable
                           on the Distribution Date                  $81,314.72

         (13)     Principal Funding Account Amount

                  (a)      The amount on deposit in the
                           Principal Funding Account on the
                           Distribution Date, after giving
                           effect to all deposits,
                           withdrawals and distributions on
                           such Distribution Date               $228,200,000.00

                  (b)      Deposits to the Principal Funding
                           Account are currently scheduled
                           to commence on the Distribution
                           Date occurring in June 2003. (The
                           initial funding date for the
                           Principal Funding Account may be
                           modified in certain circumstances
                           in accordance with the terms of
                           the Series Supplement.)

         (14)     Deficit Controlled Accumulation Amount

                  The Deficit Controlled Accumulation Amount
                  for the Distribution Date, after giving
                  effect to all deposits, withdrawals and
                  distributions on such Distribution Date                 $0.00

         (15)     Reserve Account (if applicable)

                  (a)      The amount on deposit in the
                           Reserve Account, if funded, on
                           the Distribution Date, after
                           giving effect to all deposits,
                           withdrawals and distributions on
                           such Distribution Date and the
                           related Transfer Date                  $2,852,500.00

                  (b)      The Required Reserve Account
                           Amount, if any, selected by the
                           Servicer                               $2,852,500.00

(C)      Class A Invested Amount

         (1)      The Class A Initial Invested Amount           $570,500,000.00

         (2)      The Class A Invested Amount on the
                  Distribution Date, after giving effect to
                  all deposits, withdrawals and distributions
                  on such Distribution Date                     $570,500,000.00

         (3)      The Pool Factor for the Distribution Date
                  (which represents the ratio of the Class A
                  Invested Amount, as of such Distribution
                  Date, after giving effect to any
                  adjustment in the Class A Invested Amount
                  on such Distribution Date, to the Class A
                  Initial Invested Amount). The amount of a
                  Class A Certificateholder's pro rata share
                  of the Class A Invested Amount can be
                  determined by multiplying the original
                  denomination of the Class A Certificateholder's
                  Certificate by the Pool Factor                       1.000000

D)       Class B Invested Amount

         (1)      The Class B Initial Invested Amount            $66,500,000.00

         (2)      The Class B Invested Amount on the
                  Distribution Date, after giving effect to
                  all deposits, withdrawals and distributions
                  on such Distribution Date                      $66,500,000.00

           -------------------------------------

              Series 1997-2 Monthly Statement
            September 15, 2003 Distribution Date

           -------------------------------------


         (3)      The Pool Factor for the Distribution Date
                  (which represents the ratio of the Class B
                  Invested Amount, as of such Distribution
                  Date, after giving effect to any
                  adjustment in the Class B Invested Amount
                  on such Distribution Date, to the Class B
                  Initial Invested Amount). The amount of a
                  Class B Certificateholder's pro rata share
                  of the Class B Invested Amount can be
                  determined by multiplying the original
                  denomination of the Class B Certificateholder's
                  Certificate by the Pool Factor                         1.0000

E)       Collateral Invested Amount

         (1)      The Collateral Initial Invested Amount         $63,000,000.00

         (2)      The Collateral Invested Amount on the
                  Distribution Date, after giving effect to
                  all deposits, withdrawals and distributions
                  on such Distribution Date                      $63,000,000.00

         (3)      The Collateral Invested Amount as a
                  percentage of the sum of the Invested
                  Amount on such Distribution Date                        9.00%

F)       Receivables Balances

         (1)      The aggregate amount of Principal
                  Receivables in the Trust at the close of
                  business on the last day of the
                  immediately preceding Monthly Period           $5,730,248,540

         (2)      The aggregate amount of Finance Charge
                  Receivables in the Trust at the close of
                  business on the last day of the
                  immediately preceding Monthly Period             $215,155,619

G) Annualized Percentages

         (1)      The Gross Yield (Available Finance Charge
                  Collections for the Series 1997-2
                  Certificates for the preceding Monthly
                  Period (excluding payments received from
                  Interest Rate Protection Agreements)
                  divided by the Invested Amount of the
                  Series 1997-2 Certificates as of the last
                  day of the next preceding Monthly Period,
                  multiplied by 365 days divided by number
                  of calendar days in the month.) Effective
                  November 2002 monthly period.                          12.34%

         (2)      The Net Loss Rate (the Series 1997-2
                  Defaulted Amount for the preceding Monthly
                  Period divided by the Invested Amount of
                  the Series 1997-2 Certificates as of the
                  last day of the next preceding Monthly
                  Period, multiplied by 12)                               5.94%

         (3)      The Portfolio Yield (the Gross Yield minus
                  the Net Loss Rate for the Series 1997-2
                  Certificates for the preceding Monthly
                  Period)                                                 6.40%

         (4)      The Base Rate (Monthly Interest plus
                  Monthly Servicing Fee (based on an assumed
                  Servicing Fee Rate of 2% per annum) for
                  the preceding Monthly Period with respect
                  to the related Distribution Date, divided
                  by the Invested Amount of the Series
                  1997-2 Certificates as of the last day of
                  the next preceding Monthly Period,
                  multiplied by 12)                                       2.85%

         (5)      The Net Spread (the Portfolio Yield minus
                  the Base Rate for the Series 1997-2
                  Certificates for the preceding Monthly
                  Period)                                                 3.55%

           -------------------------------------

              Series 1997-2 Monthly Statement
            September 15, 2003 Distribution Date

           -------------------------------------


         (6)      The Monthly Payment Rate (Collections of
                  Principal Receivables and Finance Charge
                  Receivables with respect to all
                  Receivables in the Trust for the preceding
                  Monthly Period divided by the amount of
                  Receivables in the Trust as of the last
                  day of the next preceding Monthly Period)               9.53%

H)         Series 1997-2 Information for the Last Three Distribution
           Dates

           1) Gross Yield

                    a)         09/15/03            12.34%
                    b)         08/15/03            13.86%
                    c)         07/15/03            15.52%

           2) Net Loss Rate

                    a)         09/15/03             5.94%
                    b)         08/15/03             6.11%
                    c)         07/15/03             7.54%

           3) Net Spread (Portfolio Yield Minus Base Rate)

                    a)         09/15/03             3.55%
                    b)         08/15/03             4.74%
                    c)         07/15/03             4.83%

           Three Month Average                      4.37%

           4) Monthly Payment Rate

                    a)         09/15/03             9.53%
                    b)         08/15/03             9.62%
                    c)         07/15/03             9.67%


                     CHASE MANHATTAN BANK USA, NATIONAL ASSOCIATION
                     Servicer



                     By:
                         -------------------------------------------
                     Name: Patricia Garvey
                     Title: Vice President

                     MONTHLY STATEMENT
       ---------------------------------------------

CHASE USA MASTER TRUST (FORMERLY KNOWN AS PROVIDIAN MASTER TRUST)
                       SERIES 1999-1

       ---------------------------------------------

           Pursuant to the Pooling and Servicing Agreement dated as of June 1, 1993 (as amended and restated on February 5, 2002, the "Agreement"), as supplemented by the Series 1999-1 Supplement dated as of June 1, 1999 (as amended and supplemented, the "Series Supplement"), between Card Acquisition Funding LLC as Transferor, Chase Manhattan Bank USA, National Association as Servicer, and The Bank of New York, as Trustee, Chase Manhattan Bank USA, Nationial Association as Servicer is required to prepare certain information each month regarding current distributions to Class A Certificateholders, Class B Certificateholders, Collateral Interest Holder and the Class D
 Interest Holder and the performance of the Chase USA Master Trust (the "Trust") during the previous month. The information which is required to be prepared for the Series 1999-1 Certificates with respect to the Distribution Date occurring on September 15, 2003, and with respect to the performance of the Trust during the month of August is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Investor Certificate. Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Certificate have their respective meanings set forth in the Agreement or Series Supplement, as applicable.

A) Information Regarding the Current Monthly Distribution for the Series 1999-1 Class A Certificates and Class B
      Certificates (stated on the basis of $1,000 original certificate principal amount)

      (1)   The total amount distributed to Class A
            Certificateholders per $1,000 original certificate
            principal amount                                          $1.153889

      (2)   The amount set forth in A(1) above distributed to
            Class A Certificateholders with respect to interest
            per $1,000 original certificate principal amount          $1.153889

      (3)   The amount set forth in A(1) above distributed to
            Class A Certificateholders with respect to principal
            per $1,000 original certificate principal amount          $0.000000

      (4)   The total amount distributed to Class B
            Certificateholders per $1,000 original certificate
            principal amount                                          $5.666667

      (5)   The amount set forth in A (4) above distributed to
            Class B Certificateholder with respect to interest
            per $1,000 original certificate principal amount          $5.666667

      (6)   The amount set forth in A (4) above distributed to
            Class B Cerfiticateholder with respect to principal
            per $1,000 original certificate principal amount          $0.000000

B)    Information Regarding the Performance of the Trust

      (1)   Allocation of Receivables Collections to the Series
            1999-1 Certificates

            (a)   The aggregate amount of Finance Charge
                  Receivables collected during the Monthly
                  Period immediately preceding the
                  Distribution Date                              $73,945,000.20

            (b)   The aggregate amount of Interchange
                  collected and allocated to the Trust for
                  the Monthly Period immediately preceding
                  the Distribution Date                           $5,468,187.38

            (c)   The aggregate amount of Principal
                  Receivables collected during the Monthly
                  Period immediately preceding the
                  Distribution Date                             $496,326,063.11

               ------------------------------

              Series 1999-1 Monthly Statement
            September 15, 2003 Distribution Date

               ------------------------------

            (d)   The Floating Allocation Percentage with
                  respect to the Series 1999-1 Certificates
                  for the Monthly Period immediately
                  preceding the Distribution Date                     9.567221%

            (e)   The Principal Allocation Percentage with
                  respect to the Series 1999-1 Certificates
                  for the Monthly Period immediately
                  preceding the Distribution Date                    10.996805%

            (f)   The Finance Charge Receivables and
                  Interchange collected and allocated to the
                  Series 1999-1 Certificates for the Monthly
                  Period immediately preceding the
                  Distribution Date                               $7,597,634.97

            (g)   The Principal Receivables collected and
                  allocated to the Series 1999-1
                  Certificates for the Monthly Period
                  immediately preceding the Distribution
                  Date                                           $54,580,011.67

      (2)   Available Finance Charge Collections and
            Reallocated Principal Collections for Series
            1999-1 for the Monthly Period immediately preceding the Distribution Date.

            (a)   The Finance Charge Receivables and
                  Interchange collected and allocated to the
                  Series 1999-1 Certificates                      $7,597,634.97

            (b)   Collection Account and Special Funding
                  Account investment earnings allocated to
                  the Series 1999-1 Certificates                          $0.00

            (c)   Principal Funding Account Investment
                  Proceeds                                           $55,187.62

            (d)   Reserve Draw Amount                                     $0.00

            (e)   Additional Finance Charges from other
                  Series allocated to the Series 1999-1
                  Certificates                                            $0.00

            (f)   Payments, if any, on deposit as of the
                  Determination Date received from any
                  Interest Rate Protection Agreements                     $0.00

            (g)   Reallocated Class D Principal Collections               $0.00

            (h)   Reallocated Collateral Principal
                  Collections                                             $0.00

            (i)   Reallocated Class B Principal Collections               $0.00

            (j)   Total Available Finance Charge Collections
                  and Reallocated Principal Collections for
                  Series 1999-1 (total of (a), (b), (c),
                  (d), (e), (f), (g), (h), and (i) above)         $7,652,822.59

               ------------------------------

              Series 1999-1 Monthly Statement
            September 15, 2003 Distribution Date

               ------------------------------


      (3)   Available Principal Collections for Series
            1999-1 for the Monthly Period immediately preceding the Distribution Date

            (a)   The Principal Receivables collected and
                  allocated to the Series 1999-1
                  Certificates                                   $54,580,011.67

            (b)   Shared Principal Collections from other
                  Series allocated to the Series 1999-1
                  Certificates                                            $0.00

            (c)   Additional amounts to be treated as
                  Available Principal Collections pursuant
                  to the Series Supplement                        $3,655,362.91

            (d)   Reallocated Class D Principal Collections               $0.00

            (e)   Reallocated Collateral Principal
                  Collections                                             $0.00

            (f)   Reallocated Class B Principal Collections               $0.00

            (g)   Available Principal Collections for Series
                  1999-1 (total of (a), (b) and (c) minus
                  (d), (e) and (f) above)                        $58,235,374.58

      (4)   Delinquent Balances in the Trust

                       The aggregate outstanding balance of the Accounts
            which were delinquent as of the close of business on the last day of the Monthly Period immediately preceding the Distribution Date.

            (a)   31-60 days                                       $111,537,798
            (b)   61-90 days                                         72,097,108
            (c)   91 or more days                                   146,805,828
                                                                    -----------
            (d)   Total Delinquencies                              $330,440,734

      (5)   Defaulted Amount

            (a)   The aggregate amount of Defaulted
                  Receivables with respect to the Trust for
                  the Monthly Period immediately preceding
                  the Distribution Date                          $47,850,391.43

            (b)   The aggregate Amount of Recoveries of
                  Defaulted Receivables processed during the
                  Monthly Period immediately preceding the
                  Distribution Date                               $9,643,236.01

            (c)   The Defaulted Amount for the Monthly
                  Period immediately preceding the
                  Distribution Date [Defaulted Receivables
                  minus Recoveries]                              $38,207,155.42

            (d)   The Defaulted Amount for the Monthly
                  Period immediately preceding the
                  Distribution Date allocable to the Series
                  1999-1 Certificates (the "Series 1999-1
                  Defaulted Amount")                              $3,655,362.91

            (e)   The Class A Defaulted Amount [Series
                  1999-1 Defaulted Amount multiplied by the
                  Class A Percentage]                             $2,731,018.26

               ------------------------------

              Series 1999-1 Monthly Statement
            September 15, 2003 Distribution Date

               ------------------------------

            (f)   The Class B Defaulted Amount [Series
                  1999-1 Defaulted Amount multiplied by the
                  Class B Percentage]                               $430,659.73

      (6)   Class A Charge-Offs

            (a)   The excess, if any, of the Class A
                  Defaulted Amount over the sum of (i)
                  Available Finance Charge Collections
                  applied to such Class A Defaulted Amount,
                  (ii) Reallocated Principal Collections
                  applied to such Class A Defaulted Amount,
                  (iii) the amount by which the Class D
                  Invested Amount has been reduced in
                  respect of such Class A Defaulted Amount,
                  (iv) the amount by which the Collateral
                  Invested Amount has been reduced in
                  respect of such Class A Defaulted Amount
                  and (v) the amount by which the Class B
                  Invested Amount has been reduced in
                  respect of such Class A Defaulted Amount
                  (a "Class A Charge-Off")                                $0.00

            (b)   The amount of the Class A Charge-Off set
                  forth in item 6(a) above, per $1,000
                  original certificate principal amount
                  (which will have the effect of reducing,
                  pro rata, the amount of each Class A
                  Certificateholder's investment)                         $0.00

            (c)   The total amount reimbursed on the
                  Distribution Date in respect of Class A
                  Charge-Offs for prior Distribution Dates                $0.00

            (d)   The amount set forth in item 6(c) above
                  per $1,000 original certificate principal
                  amount (which will have the effect of
                  increasing, pro rata, the amount of each
                  Class A Certificateholder's investment)             $0.000000

            (e)   The amount, if any, by which the
                  outstanding principal balance of the Class
                  A Certificates exceeds the Class A
                  Invested Amount if any, as of the
                  Distribution Date, after giving effect to
                  all deposits, withdrawals and
                  distributions on such Distribution Date                 $0.00

      (7)   Class B Charge-Offs

            (a)   The excess, if any, of the Class B
                  Defaulted Amount over the sum of (i)
                  Available Finance Charge Collections
                  applied to such Class B Defaulted Amount,
                  (ii) Reallocated Class D Principal
                  Collections applied to such Class B
                  Defaulted Amount, (iii) Reallocated
                  Collateral Principal Collections applied
                  to such Class B Defaulted Amount, (iv) the
                  amount by which the Class D Invested
                  Amount has been reduced in respect of such
                  Class B Defaulted Amount and (v) the
                  amount by which the Collateral Invested
                  Amount has been reduced in respect of such
                  Class B Defaulted Amount                                $0.00

            (b)   The amount by which the Class B Invested
                  Amount has been reduced on the
                  Distribution Date in respect of
                  Reallocated Class B Principal Collections               $0.00

               ------------------------------

              Series 1999-1 Monthly Statement
            September 15, 2003 Distribution Date

               ------------------------------

            (c)   The amount by which the Class B Invested
                  Amount has been reduced on the
                  Distribution Date in respect of item 6(a)
                  (together with item 7(a), "Class B
                  Charge-Offs")                                           $0.00

            (d)   The total amount by which the Class B
                  Invested Amount has been reduced on the
                  Distribution Date as set forth in items
                  7(a), (b) and (c)                                       $0.00

            (e)   The amount set forth in item 7(d) above
                  per $1,000 original certificate principal
                  amount (which will have the effect of
                  reducing, pro rata, the amount of each
                  Class B Certificateholder's investment)             $0.000000

            (f)   The total amount reimbursed on the
                  Distribution Date in respect of reductions
                  in the Class B Invested Amount on prior
                  Distribution Dates                                      $0.00

            (g)   The amount set forth in item 7(f) above
                  per $1,000 original certificate principal
                  amount (which will have the effect of
                  increasing, pro rata, the amount of each
                  Class B Certificateholder's investment)             $0.000000

            (h)   The amount, if any, by which the
                  outstanding principal balance of the Class
                  B Certificates exceeds the Class B
                  Invested Amount if any, as of the
                  Distribution Date, after giving effect to
                  all deposits, withdrawals and
                  distributions on such Distribution Date                 $0.00

      (8)   Reductions in the Collateral Interest

            (a)   The excess, if any, of the Collateral
                  Defaulted Amount over the sum of (i)
                  Available Finance Charge Collections
                  applied to such Collateral Defaulted
                  Amount, (ii) Reallocated Class D Principal
                  Collections applied to such Collateral
                  Defaulted Amount and (iii) the Amount by
                  which the Class D Invested Amount has been
                  reduced in respect of such Collateral
                  Defaulted Amount                                        $0.00

            (b)   The amount by which the Collateral
                  Invested Amount has been reduced the
                  Distribution Date in respect of
                  Reallocated Collateral Principal
                  Collections                                             $0.00

            (c)   The amount by which the Collateral
                  Invested Amount has been reduced on the
                  Distribution Date in respect of items 6(a)
                  and 7(a) above                                          $0.00

            (d)   The total amount by which the Collateral
                  Invested Amount has been reduced on the
                  Distribution Date as set forth in items
                  8(a), (b) and (c)                                       $0.00

            (e)   The total amount reimbursed on the
                  Distribution Date in respect of reductions
                  in the Collateral Invested Amount on prior
                  Distribution Dates                                      $0.00

            (f)   The amount, if any, by which the
                  outstanding principal balance of the
                  Collateral Interest exceeds the Collateral
                  Invested Amount, if any, as of the
                  Distribution Date, after giving effect to
                  all deposits, withdrawals and
                  distributions on the Distribution Date                  $0.00

               ------------------------------

              Series 1999-1 Monthly Statement
            September 15, 2003 Distribution Date

               ------------------------------


      (9)   Reductions in the Class D Interest

            (a)   The excess, if any, of the Class D
                  Defaulted Amount over Available Finance
                  Charge Collections applied to such Class D
                  Defaulted Amount                                        $0.00

            (b)   The amount by which the Class D Invested
                  Amount has been reduced on the
                  Distribution Date in respect of
                  Reallocated Principal Collections                       $0.00

            (c)   The amount by which the Class D Invested
                  Amount has been reduced on the
                  Distribution Date in respect of items
                  6(a), 7(a) and 8(a) above                               $0.00

            (d)   The total amount by which the Class D
                  Invested Amount has been reduced on the
                  Distribution Date as set forth in items
                  9(a), (b) and (c)                                       $0.00

            (e)   The total amount reimbursed on the
                  Distribution Date in respect of reductions
                  in the Class D Invested Amount on prior
                  Distribution Dates                                      $0.00

            (f)   The amount, if any, by which the
                  outstanding principal balance of the Class
                  D Interest exceeds the Class D Invested
                  Amount, if any, as of the Distribution
                  Date, after giving effect to all deposits,
                  withdrawals and distributions on the
                  Distribution Date                                       $0.00

      (10)  Investor Monthly Servicing Fee

            (a)   The amount of the Series 1999-1 Monthly
                  Servicing Fee payable to the Servicer on
                  the Distribution Date                             $813,301.28

      (11)  Class A Monthly Interest

            (a)   Class A Monthly Interest payable on the
                  Distribution Date                                 $576,944.44

      (12)  Class B Monthly Interest

            (a)   Class B Monthly Interest payable on the
                  Distribution Date                                 $372,328.33

      (13)  Principal Funding Account Amount

            (a)   The amount on deposit in the Principal
                  Funding Account on the Distribution Date,
                  after giving effect to all deposits,
                  withdrawals and distributions on such
                  Distribution Date                             $125,000,000.01

            (b) Deposits to the Principal Funding Account are currently scheduled to commence on the Distribution Date occurring in October 2003 (The initial funding date for the Principal Funding Account may be modified in certain circumstances in accordance with the terms of the Series Supplement.)

               ------------------------------

              Series 1999-1 Monthly Statement
            September 15, 2003 Distribution Date

               ------------------------------

      (14)  Deficit Controlled Accumulation Amount

            The Deficit Controlled Accumulation Amount for
            the Distribution Date, after giving effect to
            all deposits, withdrawals and distributions on
            such Distribution Date                                        $0.00

      (15)  Reserve Account

            (a)   The amount on deposit in the Reserve
                  Account on the Distribution Date, after
                  giving effect to all deposits, withdrawals
                  and distributions on such Distribution
                  Date and the related Transfer Date              $2,500,000.00

            (b)   The Required Reserve Account Amount             $2,500,000.00

C)    Class A Invested Amount

      (1)   The Class A Initial Invested Amount                 $500,000,000.00

      (2)   The Class A Invested Amount on the Distribution
            Date, after giving effect to all deposits,
            withdrawals and distributions on such
            Distribution Date                                   $500,000,000.00

      (3)   The Pool Factor for the Distribution Date (which
            represents the ratio of the Class A Invested
            Amount, as of such Distribution Date, after
            giving effect to any adjustment in the Class A
            Invested Amount on such Distribution Date, to
            the Class A Initial Invested Amount). The amount
            of a Class A Certificateholder's pro rata share
            of the Class A Invested Amount can be determined
            by multiplying the original denomination of the
            Class A Certificateholder's Certificate by the
            Pool Factor                                                 1.00000

D)    Class B Invested Amount

      (1)   The Class B Initial Invested Amount                  $65,705,000.00

      (2)   The Class B Invested Amount on the Distribution
            Date, after giving effect to all deposits,
            withdrawals and distributions on such
            Distribution Date                                    $65,705,000.00

      (3)   The Pool Factor for the Distribution Date (which
            represents the ratio of the Class B Invested
            Amount, as of such Distribution Date, after
            giving effect to any adjustment in the Class B
            Invested Amount on such Distribution Date, to
            the Class B Initial Invested Amount). The amount
            of a Class B Certificateholder's pro rata share
            of the Class B Invested Amount can be determined
            by multiplying the original denomination of the
            Class B Certificateholder's Certificate by the
            Pool Factor                                                1.000000

E)    Collateral Invested Amount

      (1)   The Collateral Initial Invested Amount               $52,884,000.00

      (2)   The Collateral Invested Amount on the
            Distribution Date, after giving effect to all
            deposits, withdrawals and distributions on such
            Date                                                 $52,884,000.00

               ------------------------------

              Series 1999-1 Monthly Statement
            September 15, 2003 Distribution Date

               ------------------------------

      (3)   The Collateral Invested Amount as a percentage
            of the sum of the Invested Amount on such
            Distribution Date                                             8.25%

F)    Class D Invested Amount

      (1)   The Class D Initial Invested Amount                  $22,436,642.00

      (2)   The Class D Invested Amount on the Distribution
            Date, after giving effect to all deposits,
            withdrawals and distributions on such
            Distribution Date                                    $22,436,642.00

      (3)   The Class D Invested Amount as a percentage of
            the sum of the Invested Amount on such
            Distribution Date                                             3.50%

G)    Receivables Balances

      (1)   The aggregate amount of Principal Receivables in
            the Trust at the close of business on the last
            day of the immediately preceding Monthly Period      $5,730,248,540

      (2)   The aggregate amount of Finance Charge
            Receivables in the Trust at the close of
            business on the last day of the immediately
            preceding Monthly Period                               $215,155,619

H)    Annualized Percentages

      (1)   The Gross Yield (Available Finance Charge
            Collections for the Series 1999-1 Certificates
            for the preceding Monthly Period (excluding
            payments received from Interest Rate Protection
            Agreements) divided by the Invested Amount of
            the Series 1999-1 Certificates as of the last
            day of the next preceding Monthly Period,
            multiplied by 365 days divided by number of days
            in calendar month.) Effective November 2002
            monthly period.                                              14.06%

      (2)   The Net Loss Rate (the Series 1999-1 Defaulted
            Amount for the preceding Monthly Period divided
            by the Invested Amount of the Series 1999-1
            Certificates as of the last day of the next
            preceding Monthly Period, multiplied by 12)                   6.84%

      (3)   The Portfolio Yield (the Gross Yield minus the
            Net Loss Rate for the Series 1999-1 Certificates
            for the preceding Monthly Period)                             7.22%

      (4)   The Base Rate (Monthly Interest plus Monthly
            Servicing Fee (based on an assumed Servicing Fee
            Rate of 2% per annum) for the preceding Monthly
            Period with respect to the related Distribution
            Date, divided by the Invested Amount of the
            Series 1999-1 Certificates as of the last day of
            the next preceding Monthly Period, multiplied by 12)          4.12%

      (5)   The Net Spread (the Portfolio Yield minus the
            Base Rate for the Series 1999-1 Certificates for
            the preceding Monthly Period)                                 3.10%

               ------------------------------

              Series 1999-1 Monthly Statement
            September 15, 2003 Distribution Date

               ------------------------------

      (6)   The Monthly Payment Rate (Collections of
            Principal Receivables and Finance Charge
            Receivables with respect to all Receivables in
            the Trust for the preceding Monthly Period
            divided by the amount of Receivables in the
            Trust as of the last day of the next preceding
            Monthly Period)                                               9.53%

I)    Series 1999-1 Information for the Last Three
      Distribution Dates

      1) Gross Yield

               a)       09/15/03                      14.06%
               b)       08/15/03                      15.36%
               c)       07/15/03                      17.37%

      2) Net Loss Rate

               a)       09/15/03                       6.84%
               b)       08/15/03                       6.82%
               c)       07/15/03                       8.21%

      3) Net Spread (Portfolio Yield Minus Base Rate)

               a)       09/15/03                       3.10%
               b)       08/15/03                       4.29%
               c)       07/15/03                       4.79%

               Three Month Average                     4.06%

      4) Monthly Payment Rate

               a)       09/15/03                       9.53%
               b)       08/15/03                       9.62%
               c)       07/15/03                       9.67%



                     CHASE MANHATTAN BANK USA, NATIONAL ASSOCIATION
                     Servicer


                     By:
                         -------------------------------------------
                     Name:  Patricia Garvey
                     Title: Vice President

                     MONTHLY STATEMENT

       ---------------------------------------------

CHASE USA MASTER TRUST (FORMERLY KNOWN AS PROVIDIAN MASTER TRUST)
                       SERIES 2000-1

       ---------------------------------------------


      Pursuant to the Pooling and Servicing Agreement dated as of June 1, 1993 (as amended and supplemented, the "Agreement"), as supplemented by the Series 2000-1 Supplement dated as of February 1, 2000 (as amended and restated on February 5, 2002, the "Series Supplement"), between Card Acquisition Funding LLC, Transferor, Chase Manhattan Bank USA, National Association as Servicer, and The Bank of New York, as Trustee, Chase Manhattan Bank USA, National Association as Servicer is required to prepare certain information each month regarding current distributions to Class A Certificateholders, Class B Certificateholders, Collateral Interest Holder and the Class D Interest Holder and the performance of the Chase USA Master Trust (the "Trust") during the previous month. The information which is required to be prepared for the Series 2000-1 Certificates with respect to the Distribution Date occurring on September 15, 2003,and with respect to the performance of the Trust during the month of August is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Investor Certificate. Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Certificate have their respective meanings set forth in the Agreement or Series Supplement, as applicable.

A) Information Regarding the Current Monthly Distribution for the Series 2000-1 Class A Certificates and Class B
      Certificates (stated on the basis of $1,000 original certificate principal amount)

      (1)   The total amount distributed to Class A
            Certificateholders per $1,000 original
            certificate principal amount                              $6.241667

      (2)   The amount set forth in A(1) above distributed
            to Class A Certificateholders with respect to
            interest per $1,000 original certificate
            principal amount                                          $6.241667

      (3)   The amount set forth in A(1) above distributed
            to Class A Certificateholders with respect to
            principal per $1,000 original certificate
            principal amount                                          $0.000000

      (4)   The total amount distributed to Class B
            Certificateholders per $1,000 original
            certificate principal amount                              $1.369167

      (5)   The amount set forth in A(4) above distributed
            to Class B Certificateholders with respect to
            interest per $1,000 original certificate
            principal amount                                          $1.369167

      (6)   The amount set forth in A(4) above distributed
            to Class B Certificateholders with respect to
            principal per $1,000 original certificate
            principal amount                                          $0.000000

B)    Information Regarding the Performance of the Trust

      (1)   Allocation of Receivables Collections to the
            Series 2000-1 Certificates

            (a)   The aggregate amount of Finance Charge
                  Receivables collected during the Monthly
                  Period immediately preceding the
                  Distribution Date                              $73,945,000.20

            (b)   The aggregate amount of Interchange
                  collected and allocated to the Trust for
                  the Monthly Period immediately preceding
                  the Distribution Date                           $5,468,187.38

             ---------------------------------

              Series 2000-1 Monthly Statement
            September 15, 2003 Distribution Date

             ---------------------------------

            (c)   The aggregate amount of Principal
                  Receivables collected during the Monthly
                  Period immediately preceding the
                  Distribution Date                             $496,326,063.11

            (d)   The Floating Allocation Percentage with
                  respect to the Series 2000-1 Certificates
                  for the Monthly Period immediately
                  preceding the Distribution Date                     9.006384%

            (e)   The Principal Allocation Percentage with
                  respect to the Series 2000-1 Certificates
                  for the Monthly Period immediately
                  preceding the Distribution Date                     9.006384%

            (f)   The Finance Charge Receivables and
                  Interchange collected and allocated to the
                  Series 2000-1 Certificates for the Monthly
                  Period immediately preceding the
                  Distribution Date                               $7,152,256.36

            (g)   The Principal Receivables collected and
                  allocated to the Series 2000-1
                  Certificates for the Monthly Period
                  immediately preceding the Distribution
                  Date                                           $44,701,029.49

      (2)   Available Finance Charge Collections and
            Reallocated Principal Collections for Series
            2000-1 for the Monthly Period immediately preceding the Distribution Date.

            (a)   The Finance Charge Receivables and
                  Interchange collected and allocated to the
                  Series 2000-1 Certificates                      $7,152,256.36

            (b)   Collection Account and Special Funding
                  Account investment earnings allocated to
                  the Series 2000-1 Certificates                          $0.00

            (c)   Principal Funding Account Investment
                  Proceeds                                                $0.00

            (d)   Class A Reserve Draw Amount                             $0.00

            (e)   Class B Reserve Draw Amount                             $0.00

            (f)   Additional Finance Charges from other
                  Series allocated to the Series 2000-1
                  Certificates                                            $0.00

            (g)   Payments, if any, on deposit as of the
                  Determination Date received from any
                  Interest Rate Protection Agreements                     $0.00

            (h)   Reallocated Class D Principal Collections               $0.00

            (i)   Reallocated Collateral Principal
                  Collections                                             $0.00

            (j)   Reallocated Class B Principal Collections               $0.00

            (k)   Total Available Finance Charge Collections
                  and Reallocated Principal Collections for
                  Series 2000-1 (total of (a), (b), (c),
                  (d), (e), (f), (g), (h), (i) and (j)
                  above)                                          $7,152,256.36

             ---------------------------------

              Series 2000-1 Monthly Statement
            September 15, 2003 Distribution Date

             ---------------------------------


      (3)   Available Principal Collections for Series
            2000-1 for the Monthly Period immediately preceding the Distribution Date

            (a)   The Principal Receivables collected and
                  allocated to the Series 2000-1
                  Certificates                                   $44,701,029.49

            (b)   Shared Principal Collections from other
                  Series allocated to the Series 2000-1
                  Certificates                                            $0.00

            (c)   Additional amounts to be treated as
                  Available Principal Collections pursuant
                  to the Series Supplement                        $3,441,083.01

            (d)   Reallocated Class D Principal Collections               $0.00

            (e)   Reallocated Collateral Principal
                  Collections                                             $0.00

            (f)   Reallocated Class B Principal Collections               $0.00

            (g)   Available Principal Collections for Series
                  2000-1 (total of (a), (b) and ( c) minus
                  (d), (e) and (f) above)                        $48,142,112.50

      (4)   Delinquent Balances in the Trust

            The aggregate outstanding balance of the Accounts which were delinquent as of the close of business on the last day of the Monthly
            Period immediately preceding the Distribution
            Date.

            (a)   31-60 days                                       $111,537,798
            (b)   61-90 days                                         72,097,108
            (c)   91 or more days                                   146,805,828
                                                                   ------------
            (d)   Total Delinquencies                              $330,440,734

      (5)   Defaulted Amount

            (a)   The aggregate amount of Defaulted
                  Receivables with respect to the Trust for
                  the Monthly Period immediately preceding
                  the Distribution Date                          $47,850,391.43

            (b)   The aggregate Amount of Recoveries of
                  Defaulted Receivables processed during the
                  Monthly Period immediately preceding the
                  Distribution Date                               $9,643,236.01

            (c)   The Defaulted Amount for the Monthly
                  Period immediately preceding the
                  Distribution Date [Defaulted Receivables
                  minus Recoveries]                              $38,207,155.42

            (d)   The Defaulted Amount for the Monthly
                  Period immediately preceding the
                  Distribution Date allocable to the Series
                  2000-1 Certificates (the "Series 2000-1
                  Defaulted Amount")                              $3,441,083.01

            (e)   The Class A Defaulted Amount [Series
                  2000-1 Defaulted Amount multiplied by the
                  Class A Percentage]                             $2,752,866.40

            (f)   The Class B Defaulted Amount [Series
                  2000-1 Defaulted Amount multiplied by the
                  Class B Percentage]                               $309,697.47

             ---------------------------------

              Series 2000-1 Monthly Statement
            September 15, 2003 Distribution Date

             ---------------------------------

      (6)   Class A Charge-Offs

            (a)   The excess, if any, of the Class A
                  Defaulted Amount over the sum of (i)
                  Available Finance Charge Collections
                  applied to such Class A Defaulted Amount,
                  (ii) Reallocated Principal Collections
                  applied to such Class A Defaulted Amount,
                  (iii) the amount by which the Class D
                  Invested Amount has been reduced in
                  respect of such Class A Defaulted Amount,
                  (iv) the amount by which the Collateral
                  Invested Amount has been reduced in
                  respect of such Class A Defaulted Amount
                  and (v) the amount by which the Class B
                  Invested Amount has been reduced in
                  respect of such Class A Defaulted Amount
                  (a "Class A Charge-Off")                                $0.00

            (b)   The amount of the Class A Charge-Off set
                  forth in item 6(a) above, per $1,000
                  original certificate principal amount
                  (which will have the effect of reducing,
                  pro rata, the amount of each Class A
                  Certificateholder's investment)                     $0.000000

            (c)   The total amount reimbursed on the
                  Distribution Date in respect of Class A
                  Charge-Offs for prior Distribution Dates                $0.00

            (d)   The amount set forth in item 6(c) above
                  per $1,000 original certificate principal
                  amount (which will have the effect of
                  increasing, pro rata, the amount of each
                  Class A Certificateholder's investment)            $0.0000000

            (e)   The amount, if any, by which the
                  outstanding principal balance of the Class
                  A Certificates exceeds the Class A
                  Invested Amount if any, as of the
                  Distribution Date, after giving effect to
                  all deposits, withdrawals and
                  distributions on such Distribution Date                 $0.00

      (7)   Class B Charge-Offs

            (a)   The excess, if any, of the Class B
                  Defaulted Amount over the sum of (i)
                  Available Finance Charge Collections
                  applied to such Class B Defaulted Amount,
                  (ii) Reallocated Class D Principal
                  Collections applied to such Class B
                  Defaulted Amount, (iii) Reallocated
                  Collateral Principal Collections applied
                  to such Class B Defaulted Amount, (iv) the
                  amount by which the Class D Invested
                  Amount has been reduced in respect of such
                  Class B Defaulted Amount and (v) the
                  amount by which the Collateral Invested
                  Amount has been reduced in respect of such
                  Class B Defaulted Amount                                $0.00

            (b)   The amount by which the Class B Invested
                  Amount has been reduced on the
                  Distribution Date in respect of
                  Reallocated Class B Principal Collections               $0.00

            (c)   The amount by which the Class B Invested
                  Amount has been reduced on the
                  Distribution Date in respect of item 6(a)
                  (together with item 7(a), "Class B
                  Charge-Offs")                                           $0.00

            (d)   The total amount by which the Class B
                  Invested Amount has been reduced on the
                  Distribution Date as set forth in items
                  7(a), (b) and (c)                                       $0.00

            (e)   The amount set forth in item 7(d) above
                  per $1,000 original certificate principal
                  amount (which will have the effect of
                  reducing, pro rata, the amount of each
                  Class B Certificateholder's investment)             $0.000000

            (f)   The total amount reimbursed on the
                  Distribution Date in respect of reductions
                  in the Class B Invested Amount on prior
                  Distribution Dates                                      $0.00

            (g)   The amount set forth in item 7(f) above
                  per $1,000 original certificate principal
                  amount (which will have the effect of
                  increasing, pro rata, the amount of each
                  Class B Certificateholder's investment)             $0.000000

            (h)   The amount, if any, by which the
                  outstanding principal balance of the Class
                  B Certificates exceeds the Class B
                  Invested Amount if any, as of the
                  Distribution Date, after giving effect to
                  all deposits, withdrawals and
                  distributions on such Distribution Date                 $0.00

      (8)   Reductions in the Collateral Interest

            (a)   The excess, if any, of the Collateral
                  Defaulted Amount over the sum of (i)
                  Available Finance Charge Collections
                  applied to such Collateral Defaulted
                  Amount, (ii) Reallocated Class D Principal
                  Collections applied to such Collateral
                  Defaulted Amount and (iii) the amount by
                  which the Class D Invested Amount has been
                  reduced in respect of such Collateral
                  Defaulted Amount                                        $0.00

            (b)   The amount by which the Collateral
                  Invested Amount has been reduced on the
                  Distribution Date in respect of
                  Reallocated Collateral Principal
                  Collections                                             $0.00

            (c)   The amount by which the Collateral
                  Invested Amount has been reduced on the
                  Distribution Date in respect of items 6(a)
                  and 7(a) above                                          $0.00

            (d)   The total amount by which the Collateral
                  Invested Amount has been reduced on the
                  Distribution Date as set forth in items
                  8(a), (b) and (c)                                       $0.00

            (e)   The total amount reimbursed on the
                  Distribution Date in respect of reductions
                  in the Collateral Invested Amount on prior
                  Distribution Dates                                      $0.00

            (f)   The amount, if any, by which the
                  outstanding principal balance of the
                  Collateral Interest exceeds the Collateral
                  Invested Amount, if any, as of the
                  Distribution Date, after giving effect to
                  all deposits, withdrawals and
                  distributions on the Distribution Date                  $0.00

      (9)   Reductions in the Class D Interest

            (a)   The excess, if any, of the Class D
                  Defaulted Amount over Available Finance
                  Charge Collections applied to such Class D
                  Defaulted Amount                                        $0.00

            (b)   The amount by which the Class D Invested
                  Amount has been reduced on the
                  Distribution Date in respect of
                  Reallocated Principal Collections                       $0.00

             ---------------------------------

              Series 2000-1 Monthly Statement
            September 15, 2003 Distribution Date

             ---------------------------------

            (c)   The amount by which the Class D Invested
                  Amount has been reduced on the
                  Distribution Date in respect of items
                  6(a), 7(a) and 8 (a) above                              $0.00

            (d)   The total amount by which the Class D
                  Invested Amount has been reduced on the
                  Distribution Date as set forth in items
                  9(a), (b) and (c)                                       $0.00

            (e)   The total amount reimbursed on the
                  Distribution Date in respect of reductions
                  in the Class D Invested Amount on prior
                  Distribution Dates                                      $0.00

            (f)   The amount, if any, by which the
                  outstanding principal balance of the Class
                  D Interest exceeds the Class D Invested
                  Amount, if any, as of the Distribution
                  Date, after giving effect to all deposits,
                  withdrawals and distributions on the
                  Distribution Date                                       $0.00

      (10)  Investor Monthly Servicing Fee

            (a)   The amount of the Series 2000-1 Monthly
                  Servicing Fee payable to the Servicer on
                  the Distribution Date                             $765,625.00

      (11)  Class A Monthly Interest

            (a)   Class A Monthly Interest payable on the
                  Distribution Date                               $2,621,500.00

      (12)  Class B Monthly Interest

            (a)   Class B Monthly Interest payable on the
                  Distribution Date                                  $64,693.13

      (13)  Principal Funding Account Amount

            (a)   The amount on deposit in the Principal
                  Funding Account on the Distribution Date,
                  after giving effect to all deposits,
                  withdrawals and distributions on such
                  Distribution Date                                       $0.00

            (b) Deposits to the Principal Funding Account are currently scheduled to commence on the Distribution Date occurring in March 2004 (The initial funding date for the Principal Funding Account may be modified in certain circumstances in accordance with the terms of the Series Supplement.)

      (14)  Deficit Controlled Accumulation Amount

            The Deficit Controlled Accumulation Amount for
            the Distribution Date, after giving effect to
            all deposits, withdrawals and distributions on
            such Distribution Date                                        $0.00

      (15)  Class A Reserve Account

            (a)   The amount on deposit in the Class A
                  Reserve Account on the Distribution Date,
                  after giving effect to all deposits,
                  withdrawals and distributions on such
                  Distribution Date and the related Transfer
                  Date                                            $2,100,000.00

            (b)   The Class A Required Reserve Account
                  Amount                                          $2,100,000.00

             ---------------------------------

              Series 2000-1 Monthly Statement
            September 15, 2003 Distribution Date

             ---------------------------------

      (16)  Class B Reserve Account

            (a)   The amount on deposit in the Class B
                  Reserve Account on the Distribution Date,
                  after giving effect to all deposits,
                  withdrawals and distributions on such
                  Distribution Date and the related Transfer
                  Date                                                    $0.00

            (b)   The Class B Required Reserve Account
                  Amount                                                  $0.00

C)    Class A Invested Amount

      (1)   The Class A Initial Invested Amount                 $420,000,000.00

      (2)   The Class A Invested Amount on the Distribution
            Date, after giving effect to all deposits,
            withdrawals and distributions on such
            Distribution Date                                   $420,000,000.00

      (3)   The Pool Factor for the Distribution Date (which
            represents the ratio of the Class A Invested
            Amount, as of such Distribution Date, after
            giving effect to any adjustment in the Class A
            Invested Amount on such Distribution Date, to
            the Class A Initial Invested Amount). The amount
            of a Class A Certificateholder's pro rata share
            of the Class A Invested Amount can be determined
            by multiplying the original denomination of the
            Class A Certificateholder's Certificate by the
            Pool Factor                                                1.000000

D)    Class B Invested Amount

      (1)   The Class B Initial Invested Amount                  $47,250,000.00

      (2)   The Class B Invested Amount on the Distribution
            Date, after giving effect to all deposits,
            withdrawals and distributions on such
            Distribution Date                                    $47,250,000.00

      (3)   The Pool Factor for the Distribution Date (which
            represents the ratio of the Class B Invested
            Amount, as of such Distribution Date, after
            giving effect to any adjustment in the Class B
            Invested Amount on such Distribution Date, to
            the Class B Initial Invested Amount). The amount
            of a Class B Certificateholder's pro rata share
            of the Class B Invested Amount can be determined
            by multiplying the original denomination of the
            Class B Certificateholder's Certificate by the
            Pool Factor                                                1.000000

E)    Collateral Invested Amount

      (1)   The Collateral Initial Invested Amount               $42,000,000.00

      (2)   The Collateral Invested Amount on the
            Distribution Date, after giving effect to all
            deposits, withdrawals and distributions on such
            Distribution Date                                    $42,000,000.00

      (3)   The Collateral Invested Amount as a percentage
            of the Invested Amount on such Distribution Date              8.00%

             ---------------------------------

              Series 2000-1 Monthly Statement
            September 15, 2003 Distribution Date

             ---------------------------------

F)    Class D Invested Amount

      (1)   The Class D Initial Invested Amount                  $15,750,000.00

      (2)   The Class D Invested Amount on the Distribution
            Date, after giving effect to all deposits,
            withdrawals and distributions on such
            Distribution Date                                    $15,750,000.00

      (3)   The Class D Invested Amount as a percentage of
            the Invested Amount on such Distribution Date                 3.00%

G)    Receivables Balances

      (1)   The aggregate amount of Principal Receivables in
            the Trust at the close of business on the last
            day of the immediately preceding Monthly Period      $5,730,248,540

      (2)   The aggregate amount of Finance Charge
            Receivables in the Trust at the close of
            business on the last day of the immediately
            preceding Monthly Period                               $215,155,619

H)    Annualized Percentages

      (1)   The Gross Yield (Available Finance Charge
            Collections for the Series 2000-1 Certificates
            for the preceding Monthly Period (excluding
            payments received from Interest Rate Protection
            Agreements) divided by the Invested Amount of
            the Series 2000-1 Certificates as of the last
            day of the next preceding Monthly Period,
            multiplied by 365 divided by number of days in
            the calendar month.) Effective November 2002
            monthly period.                                              16.04%

      (2)   The Net Loss Rate (the Series 2000-1 Defaulted
            Amount for the preceding Monthly Period divided
            by the Invested Amount of the Series 2000-1
            Certificates as of the last day of the next
            preceding Monthly Period, multiplied by 12)                   7.87%

      (3)   The Portfolio Yield (the Gross Yield minus the
            Net Loss Rate for the Series 2000-1 Certificates
            for the preceding Monthly Period)                             8.17%

      (4)   The Base Rate (Monthly Interest plus Monthly
            Servicing Fee (based on an assumed Servicing Fee
            Rate of 2% per annum) for the preceding Monthly
            Period with respect to the related Distribution
            Date, divided by the Invested Amount of the
            Series 2000-1 Certificates as of the last day of
            the next preceding Monthly Period, multiplied by 12)          8.33%

      (5)   The Net Spread (the Portfolio Yield minus the
            Base Rate for the Series 2000-1 Certificates for
            the preceding Monthly Period)                                -0.16%

      (6)   The Monthly Payment Rate (Collections of
            Principal Receivables and Finance Charge
            Receivables with respect to all Receivables in
            the Trust for the preceding Monthly Period
            divided by the amount of Receivables in the
            Trust as of the last day of the next preceding
            Monthly Period)                                               9.53%

             ---------------------------------

              Series 2000-1 Monthly Statement
            September 15, 2003 Distribution Date

             ---------------------------------


      I)    Series 2000-1 Information for the Last Three
            Distribution Dates

            1) Gross Yield

                    a)      09/15/03                16.04%
                    b)      08/15/03                16.37%
                    c)      07/15/03                16.78%

            2) Net Loss Rate

                    a)      09/15/03                7.87%
                    b)      08/15/03                7.29%
                    c)      07/15/03                8.21%

            3) Net Spread (Portfolio Yield Minus Base Rate)

                    a)      09/15/03               -0.16%
                    b)      08/15/03                0.75%
                    c)      07/15/03                0.25%

                    Three Month Average             0.28%

            4)      Monthly Payment Rate

                    a)      09/15/03                9.53%
                    b)      08/15/03                9.62%
                    c)      07/15/03                9.67%



                            CHASE MANHATTAN BANK USA, NATIONAL ASSOCIATION Servicer


                            By:
                                 --------------------------------------------
                            Name:  Patricia Garvey
                            Title: Vice President

                     MONTHLY STATEMENT

       ---------------------------------------------

CHASE USA MASTER TRUST (FORMERLY KNOWN AS PROVIDIAN MASTER TRUST)
                       SERIES 2000-2

       ---------------------------------------------

      Pursuant to the Pooling and Servicing Agreement dated as of June 1, 1993 (as amended and restated on February 5, 2002, the "Agreement"), as supplemented by the Series 2000-2 Supplement dated as of August 1, 2000 (as amended and supplemented, the "Series Supplement"), between Card Acquisition Funding LLC as Transferor, Chase Manhattan Bank USA, National Association as Servicer, and The Bank of New York as Trustee, Chase Manhattan Bank USA, National Association as Servicer is required to prepare certain information each month regarding current distributions to Class A Certificateholders, Class B Certificateholders, Collateral Interest Holder and the performance of the Chase USA Master Trust (the "Trust") during the previous month. The information which is required to be prepared for the Series 2000-2 Certificates with respect to the Distribution Date occurring on September 15, 2003 and with respect to the performance of the Trust during the month of August is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Investor Certificate. Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Certificate have their respective meanings set forth in the Agreement or Series Supplement, as applicable.

A) Information Regarding the Current Monthly Distribution for the Series 2000-2 Class A Certificates and Class B
      Certificates (stated on the basis of $1,000 original certificate principal amount)

      (1)   The total amount distributed to Class A
            Certificateholders per $1,000 original
            certificate principal amount                              $1.102222

      (2)   The amount set forth in A(1) above distributed
            to Class A Certificateholders with respect to
            interest per $1,000 original certificate
            principal amount                                          $1.102222

      (3)   The amount set forth in A(1) above distributed
            to Class A Certificateholders with respect to
            principal per $1,000 original certificate
            principal amount                                          $0.000000

      (4)   The total amount distributed to Class B
            Certificateholders per $1,000 original
            certificate principal amount                              $1.395000

      (5)   The amount set forth in A(4) above distributed
            to Class B Certificateholders with respect to
            interest per $1,000 original certificate
            principal amount                                          $1.395000

      (6)   The amount set forth in A(4) above distributed
            to Class B Certificateholders with respect to
            principal per $1,000 original certificate
            principal amount                                          $0.000000

B)    Information Regarding the Performance of the Trust

      (1)   Allocation of Receivables Collections to the
            Series 2000-2 Certificates

            (a)   The aggregate amount of Finance Charge
                  Receivables collected during the Monthly
                  Period immediately preceding the
                  Distribution Date                              $73,945,000.20

           --------------------------------------

              Series 2000-2 Monthly Statement
            September 15, 2003 Distribution Date

           --------------------------------------

            (b)   The aggregate amount of Interchange
                  collected and allocated to the Trust for
                  the Monthly Period immediately preceding
                  the Distribution Date                           $5,468,187.38

            (c)   The aggregate amount of Principal
                  Receivables collected during the Monthly
                  Period immediately preceding the
                  Distribution Date                             $496,326,063.11

            (d)   The Floating Allocation Percentage with
                  respect to the Series 2000-2 Certificates
                  for the Monthly Period immediately
                  preceding the Distribution Date                     9.929324%

            (e)   The Principal Allocation Percentage with
                  respect to the Series 2000-2 Certificates
                  for the Monthly Period immediately
                  preceding the Distribution Date                     9.929324%

            (f)   The Finance Charge Receivables and
                  Interchange collected and allocated to the
                  Series 2000-2 Certificates for the Monthly
                  Period immediately preceding the
                  Distribution Date                               $7,885,192.34

            (g)   The Principal Receivables collected and
                  allocated to the Series 2000-2
                  Certificates for the Monthly Period
                  immediately preceding the Distribution
                  Date                                           $49,281,820.70

      (2)   Available Finance Charge Collections and
            Reallocated Principal Collections for Series
            2000-2 for the Monthly Period immediately preceding the Distribution Date.

            (a)   The Finance Charge Receivables and
                  Interchange collected and allocated to the
                  Series 2000-2 Certificates                      $7,885,192.34

            (b)   Collection Account and Special Funding
                  Account investment earnings allocated to
                  the Series 2000-2 Certificates                          $0.00

            (c)   Principal Funding Account Investment
                  Proceeds                                                $0.00

            (d)   Class A Reserve Draw Amount                             $0.00

            (e)   Class B Reserve Draw Amount                             $0.00

            (f)   Additional Finance Charges from other
                  Series allocated to the Series 2000-2
                  Certificates                                            $0.00

            (g)   Payments, if any, on deposit as of the
                  Determination Date received from any
                  Interest Rate Protection Agreements                     $0.00

            (h)   Reallocated Class D Principal Collections               $0.00

            (i)   Reallocated Collateral Principal
                  Collections                                             $0.00

           --------------------------------------

              Series 2000-2 Monthly Statement
            September 15, 2003 Distribution Date

           --------------------------------------

            (j)   Reallocated Class B Principal Collections               $0.00

            (k)   Total Available Finance Charge Collections
                  and Reallocated Principal Collections for
                  Series 2000-2 (total of (a), (b), (c),
                  (d), (e), (f), (g), (h), (i) and (j)
                  above)                                          $7,885,192.34

      (3)   Available Principal Collections for Series
            2000-2 for the Monthly Period immediately preceding the Distribution Date

            (a)   The Principal Receivables collected and
                  allocated to the Series 2000-2
                  Certificates                                   $49,281,820.70

            (b)   Shared Principal Collections from other
                  Series allocated to the Series 2000-2
                  Certificates                                            $0.00

            (c)   Additional amounts to be treated as
                  Available Principal Collections pursuant
                  to the Series Supplement                        $3,793,712.08

            (d)   Reallocated Class D Principal Collections               $0.00

            (e)   Reallocated Collateral Principal
                  Collections                                             $0.00

            (f)   Reallocated Class B Principal Collections               $0.00

            (g)   Available Principal Collections for Series
                  2000-2 (total of (a), (b) and (c) minus
                  (d), (e) and (f) above)                        $53,075,532.78

      (4)   Delinquent Balances in the Trust

            The aggregate outstanding balance of the Accounts which were delinquent as of the close of business on the last day of the Monthly
            Period immediately preceding the Distribution
            Date.

            (a)   31-60 days                                       $111,537,798
            (b)   61-90 days                                         72,097,108
            (c)   91 or more days                                   146,805,828
                                                                    -----------
            (d)   Total Delinquencies                              $330,440,734

      (5)   Defaulted Amount

            (a)   The aggregate amount of Defaulted
                  Receivables with respect to the Trust for
                  the Monthly Period immediately preceding
                  the Distribution Date                          $47,850,391.43

            (b)   The aggregate Amount of Recoveries of
                  Defaulted Receivables processed during the
                  Monthly Period immediately preceding the
                  Distribution Date                               $9,643,236.01

           --------------------------------------

              Series 2000-2 Monthly Statement
            September 15, 2003 Distribution Date

           --------------------------------------


            (c)   The Defaulted Amount for the Monthly
                  Period immediately preceding the
                  Distribution Date [Defaulted Receivables
                  minus Recoveries]                              $38,207,155.42

            (d)   The Defaulted Amount for the Monthly
                  Period immediately preceding the
                  Distribution Date allocable to the Series
                  2000-2 Certificates (the "Series 2000-2
                  Defaulted Amount")                              $3,793,712.08

            (e)   The Class A Defaulted Amount [Series
                  2000-2 Defaulted Amount multiplied by the
                  Class A Percentage]                             $2,949,499.72

            (f)   The Class B Defaulted Amount [Series
                  2000-2 Defaulted Amount multiplied by the
                  Class B Percentage]                               $388,678.52

      (6)   Class A Charge-Offs

            (a)   The excess, if any, of the Class A
                  Defaulted Amount over the sum of (i)
                  Available Finance Charge Collections
                  applied to such Class A Defaulted Amount,
                  (ii) Reallocated Principal Collections
                  applied to such Class A Defaulted Amount,
                  (iii) the amount by which the Class D
                  invested Amount has been reduced in
                  respect of such Class A Defaulted Amount,
                  (iv) the amount by which the Collateral
                  Invested Amount has been reduced in
                  respect of such Class A Defaulted Amount
                  and (v) the amount by which the Class B
                  Invested Amount has been reduced in
                  respect of such Class A Defaulted Amount
                  (a"Class A Charge-Off")                                 $0.00

            (b)   The amount of the Class A Charge-Off set
                  forth in item 6(a) above, per $1,000
                  original certificate principal amount
                  (which will have the effect of reducing,
                  pro rata, the amount of each Class A
                  Certificateholder's investment)                     $0.000000

            (c)   The total amount reimbursed on the
                  Distribution Date in respect of Class A
                  Charge-Offs for prior Distribution Dates                $0.00

            (d)   The amount set forth in item 6(c) above
                  per $1,000 original certificate principal
                  amount (which will have the effect of
                  increasing, pro rata, the amount of each
                  Class A Certificateholder's investment)             $0.000000

            (e)   The amount, if any, by which the
                  outstanding principal balance of the Class
                  A Certificates exceeds the Class A
                  Invested Amount if any, as of the
                  Distribution Date, after giving effect to
                  all deposits, withdrawals and
                  distributions on such Distribution Date                 $0.00

           --------------------------------------

              Series 2000-2 Monthly Statement
            September 15, 2003 Distribution Date

           --------------------------------------

      (7)   Class B Charge-Offs

            (a)   The excess, if any, of the Class B
                  Defaulted Amount over the sum of (i)
                  Available Finance Charge Collections
                  applied to such Class B Defaulted Amount,
                  (ii) Reallocated Class D Principal
                  Collections applied to such Class B
                  Defaulted Amount, (iii) Reallocated
                  Collateral Principal Collections applied
                  to such Class B Defaulted Amount, (iv) the
                  amount by which the Class D Invested
                  Amount has been reduced in respect of such
                  Class B Defaulted Amount and (v) the
                  amount by which the Collateral Invested
                  Amount has been reduced in respect of such
                  Class B Defaulted Amount                                $0.00

            (b)   The amount by which the Class B Invested
                  Amount has been reduced on the
                  Distribution Date in respect of
                  Reallocated Class B Principal Collections               $0.00

            (c)   The amount by which the Class B Invested
                  Amount has been reduced on the
                  Distribution Date in respect of item 6(a)
                  (together with item 7(a), "Class B
                  Charge-Offs")                                           $0.00

            (d)   The total amount by which the Class B
                  Invested Amount has been reduced on the
                  Distribution Date as set forth in items
                  7(a), (b) and (c)                                       $0.00

            (e)   The amount set forth in item 7(d) above
                  per $1,000 original certificate principal
                  amount (which will have the effect of
                  reducing, pro rata, the amount of each
                  Class B Certificateholder's investment)             $0.000000

            (f)   The total amount reimbursed on the
                  Distribution Date in respect of reductions
                  in the Class B Invested Amount on prior
                  Distribution Dates                                      $0.00

            (g)   The amount set forth in item 7(f) above
                  per $1,000 original certificate principal
                  amount (which will have the effect of
                  increasing, pro rata, the amount of each
                  Class B Certificateholder's investment)             $0.000000

            (h)   The amount, if any, by which the
                  outstanding principal balance of the Class
                  B Certificates exceeds the Class B
                  Invested Amount if any, as of the
                  Distribution Date, after giving effect to
                  all deposits, withdrawals and
                  distributions on such Distribution Date                 $0.00

      (8)   Reductions in the Collateral Interest

            (a)   The excess, if any, of the Collateral
                  Defaulted Amount over the sum of (i)
                  Available Finance Charge Collections
                  applied to such Collateral Defaulted
                  Amount, (ii) Reallocated Class D Principal
                  Collections applied to such Collateral
                  Defaulted Amount and (iii) the amount by
                  which the Class D Invested Amount has been
                  reduced in respect of such Collateral
                  Defaulted Amount                                        $0.00

           --------------------------------------

              Series 2000-2 Monthly Statement
            September 15, 2003 Distribution Date

           --------------------------------------

            (b)   The amount by which the Collateral
                  Invested Amount has been reduced on the
                  Distribution Date in respect of
                  Reallocated Collateral Principal
                  Collections                                             $0.00

            (c)   The amount by which the Collateral
                  Invested Amount has been reduced on the
                  Distribution Date in respect of items 6(a)
                  and 7(a) above                                          $0.00

            (d)   The total amount by which the Collateral
                  Invested Amount has been reduced on the
                  Distribution Date as set forth in items
                  8(a), (b) and (c)                                       $0.00

            (e)   The total amount reimbursed on the
                  Distribution Date in respect of reductions
                  in the Collateral Invested Amount on prior
                  Distribution Dates                                      $0.00

            (f)   The amount, if any, by which the
                  outstanding principal balance of the
                  Collateral Interest exceeds the Collateral
                  Invested Amount, if any, as of the
                  Distribution Date, after giving effect to
                  all deposits, withdrawals and
                  distributions on the Distribution Date                  $0.00

      (9)   Reductions in the Class D Interest

            (a)   The excess, if any, of the Class D
                  Defaulted Amount over Available Finance
                  Charge Collections applied to such Class D
                  Defaulted Amount                                        $0.00

            (b)   The amount by which the Class D Invested
                  Amount has been reduced on the
                  Distribution Date in respect of
                  Reallocated Principal Collections                       $0.00

            (c)   The amount by which the Class D Invested
                  Amount has been reduced on the
                  Distribution Date in respect of items
                  6(a), 7(a) and 8 (a) above                              $0.00

            (d)   The total amount by which the Class D
                  Invested Amount has been reduced on the
                  Distribution Date as set forth in items
                  9(a), (b) and (c)                                       $0.00

            (e)   The total amount reimbursed on the
                  Distribution Date in respect of reductions
                  in the Class D Invested Amount on prior
                  Distribution Dates                                      $0.00

            (f)   The amount, if any, by which the
                  outstanding principal balance of the Class
                  D Interest exceeds the Class D Invested
                  Amount, if any, as of the Distribution
                  Date, after giving effect to all deposits,
                  withdrawals and distributions on the
                  Distribution Date                                       $0.00

      (10)  Investor Monthly Servicing Fee

            (a)   The amount of the Series 2000-2 Monthly
                  Servicing Fee payable to the Servicer on
                  the Distribution Date                             $844,083.33

           --------------------------------------

              Series 2000-2 Monthly Statement
            September 15, 2003 Distribution Date

           --------------------------------------

      (11)  Class A Monthly Interest

            (a)   Class A Monthly Interest payable on the
                  Distribution Date                                 $496,000.00

      (12)  Class B Monthly Interest

            (a)   Class B Monthly Interest payable on the
                  Distribution Date                                  $82,723.50

      (13)  Principal Funding Account Amount

            (a)   The amount on deposit in the Principal
                  Funding Account on the Distribution Date,
                  after giving effect to all deposits,
                  withdrawals and distributions on such
                  Distribution Date                                       $0.00

            (b) Deposits to the Principal Funding Account are currently scheduled to commence on the Distribution Date occurring in August 2004 (The initial funding date for the Principal Funding Account may be modified in certain circumstances in accordance with the terms of the Series Supplement.)


      (14)  Deficit Controlled Accumulation Amount

            The Deficit Controlled Accumulation Amount for
            the Distribution Date, after giving effect to
            all deposits, withdrawals and distributions on
            such Distribution Date                                        $0.00

      (15)  Class A Reserve Account

            (a)   The amount on deposit in the Class A
                  Reserve Account on the Distribution Date,
                  after giving effect to all deposits,
                  withdrawals and distributions on such
                  Distribution Date and the related Transfer
                  Date                                                    $0.00

            (b)   The Class A Required Reserve Account
                  Amount                                                  $0.00

      (16)  Class B Reserve Account

            (a)   The amount on deposit in the Class B
                  Reserve Account on the Distribution Date,
                  after giving effect to all deposits,
                  withdrawals and distributions on such
                  Distribution Date and the related Transfer
                  Date                                                    $0.00

            (b)   The Class B Required Reserve Account
                  Amount                                                  $0.00

           --------------------------------------

              Series 2000-2 Monthly Statement
            September 15, 2003 Distribution Date

           --------------------------------------


C)    Class A Invested Amount

      (1)   The Class A Initial Invested Amount                 $450,000,000.00

      (2)   The Class A Invested Amount on the Distribution
            Date, after giving effect to all deposits,
            withdrawals and distributions on such
            Distribution Date                                   $450,000,000.00

      (3)   The Pool Factor for the Distribution Date (which
            represents the ratio of the Class A Invested
            Amount, as of such Distribution Date, after
            giving effect to any adjustment in the Class A
            Invested Amount on such Distribution Date, to
            the Class A Initial Invested Amount). The amount
            of a Class A Certificateholder's pro rata share
            of the Class A Invested Amount can be determined
            by multiplying the original denomination of the
            Class A Certificateholder's Certificate by the
            Pool Factor                                                1.000000

D)    Class B Invested Amount

      (1)   The Class B Initial Invested Amount                  $59,300,000.00

      (2)   The Class B Invested Amount on the Distribution
            Date, after giving effect to all deposits,
            withdrawals and distributions on such
            Distribution Date                                    $59,300,000.00

      (3)   The Pool Factor for the Distribution Date (which
            represents the ratio of the Class B Invested
            Amount, as of such Distribution Date, after
            giving effect to any adjustment in the Class B
            Invested Amount on such Distribution Date, to
            the Class B Initial Invested Amount). The amount
            of a Class B Certificateholder's pro rata share
            of the Class B Invested Amount can be determined
            by multiplying the original denomination of the
            Class B Certificateholder's Certificate by the
            Pool Factor.                                               1.000000

E)    Collateral Invested Amount

      (1)   The Collateral Initial Invested Amount               $49,200,000.00

      (2)   The Collateral Invested Amount on the
            Distribution Date, after giving effect to all
            deposits, withdrawals and distributions on such
            Distribution Date                                    $49,200,000.00

      (3)   The Collateral Invested Amount as a percentage
            of the Invested Amount on such Distribution Date              8.50%

           --------------------------------------

              Series 2000-2 Monthly Statement
            September 15, 2003 Distribution Date

           --------------------------------------

F)    Class D Invested Amount

      (1)   The Class D Initial Invested Amount                  $20,300,000.00

      (2)   The Class D Invested Amount on the Distribution
            Date, after giving effect to all deposits,
            withdrawals and distributions on such
            Distribution Date                                    $20,300,000.00

      (3)   The Class D Invested Amount as a percentage of
            the Invested Amount on such Distribution Date                 3.51%

G)    Receivables Balances

      (1)   The aggregate amount of Principal Receivables in
            the Trust at the close of business on the last
            day of the immediately preceding Monthly Period      $5,730,248,540

      (2)   The aggregate amount of Finance Charge
            Receivables in the Trust at the close of
            business on the last day of the immediately
            preceding Monthly Period                               $215,155,619

H)    Annualized Percentages

      (1)   The Gross Yield (Available Finance Charge
            Collections for the Series 2000-2 Certificates
            for the preceding Monthly Period (excluding
            payments received from Interest Rate Protection
            Agreements) divided by the Invested Amount of
            the Series 2000-2 Certificates as of the last
            day of the next preceding Monthly Period,
            multiplied by 365 divided by the number of days
            in the calendar month) Effective November 2002
            monthly period.                                              16.04%

      (2)   The Net Loss Rate (the Series 2000-2 Defaulted
            Amount for the preceding Monthly Period divided
            by the Invested Amount of the Series 2000-2
            Certificates as of the last day of the next
            preceding Monthly Period, multiplied by 12)                   7.87%

      (3)   The Portfolio Yield (the Gross Yield minus the
            Net Loss Rate for the Series 2000-2 Certificates
            for the preceding Monthly Period)                             8.17%

      (4)   The Base Rate (Monthly Interest plus Monthly
            Servicing Fee (based on an assumed Servicing Fee
            Rate of 2% per annum) for the preceding Monthly
            Period with respect to the related Distribution
            Date, divided by the Invested Amount of the
            Series 2000-2 Certificates as of the last day of
            the next preceding Monthly multiplied by 12)                  3.88%

      (5)   The Net Spread (the Portfolio Yield minus the
            Base Rate for the Series 2000-2 Certificates for
            the preceding Monthly Period)                                 4.29%

           --------------------------------------

              Series 2000-2 Monthly Statement
            September 15, 2003 Distribution Date

           --------------------------------------

      (6)   The Monthly Payment Rate (Collections of
            Principal Receivables and Finance Charge
            Receivables with respect to all Receivables in
            the Trust for the preceding Monthly Period
            divided by the amount of Receivables in the
            Trust as of the last day of the next preceding
            Monthly Period)                                               9.53%


I)    Series 2000-2 Information for the Last Three
      Distribution Dates

          1) Gross Yield

                   a)      09/15/03                       16.04%
                   b)      08/15/03                       16.37%
                   c)      07/15/03                       19.18%
          2) Net Loss Rate

                   a)      09/15/03                       7.87%
                   b)      08/15/03                       7.29%
                   c)      07/15/03                       8.21%

          3) Net Spread (Portfolio Yield Minus Base Rate)

                   a)      09/15/03                       4.29%
                   b)      08/15/03                       5.20%
                   c)      07/15/03                       7.11%

                   Three Month Average                    5.53%

          4) Monthly Payment Rate

                   a)      09/15/03                       9.53%
                   b)      08/15/03                       9.62%
                   c)      07/15/03                       9.67%


                               CHASE MANHATTAN BANK USA, NATIONAL ASSOCIATION, Servicer


                               By:
                                   ----------------------------------------
                               Name:          Patricia Garvey
                               Title:         Vice President

                               MONTHLY STATEMENT

                 ---------------------------------------------

       CHASE USA MASTER TRUST (FORMERLY KNOWN AS PROVIDIAN MASTER TRUST)
                                 Series 2000-3
                 ---------------------------------------------

      Pursuant to the Pooling and Servicing Agreement dated as of June 1, 1993 (as amended and restated on February 5, 2002, the "Agreement"), as supplemented by the Series 2000-3 Supplement dated as of November 1, 2000 (as amended and supplemented, the "Series Supplement"), between Card Acquisition Funding LLC, Transferor, Chase Manhattan Bank USA, National Association, Servicer, and The Bank of New York, Trustee, Chase Manhattan Bank USA, National Association as Servicer is required to prepare certain information each month regarding current distributions to Class A Certificateholders, Class B Certificateholders, Collateral Interest Holder and the Class D Interest Holder and the performance of the Chase USA Master Trust (the "Trust") during the previous month. The information which is required to be prepared for the Series 2000-3 Certificates with respect to the Distribution Date occurring on September 15, 2003 and with respect to the performance of the Trust during the month of August is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Investor Certificate. Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Certificate have their respective meanings set forth in the Agreement or Series Supplement, as applicable.

A) Information Regarding the Current Monthly Distribution for the Series 2000-3 Class A Certificates and Class B
      Certificates (stated on the basis of $1,000 original certificate principal amount)

      (1)   The total amount distributed to Class A
            Certificateholders per $1,000 original
            certificate principal amount                              $1.059167

      (2)   The amount set forth in A(1) above distributed
            to Class A Certificateholders with respect to
            interest per $1,000 original certificate
            principal amount                                          $1.059167

      (3)   The amount set forth in A(1) above distributed
            to Class A Certificateholders with respect to
            principal per $1,000 original certificate
            principal amount                                          $0.000000

      (4)   The total amount distributed to Class B
            Certificateholders per $1,000 original
            certificate principal amount                              $1.343333

      (5)   The amount set forth in A(4) above distributed
            to Class B Certificateholders with respect to
            interest per $1,000 original certificate
            principal amount                                          $1.343333

      (6)   The amount set forth in A(4) above distributed
            to Class B Certificateholders with respect to
            principal per $1,000 original certificate
            principal amount                                          $0.000000

B)    Information Regarding the Performance of the Trust

      (1)   Allocation of Receivables Collections to the
            Series 2000-3 Certificates

            (a)   The aggregate amount of Finance Charge
                  Receivables collected during the Monthly
                  Period immediately preceding the
                  Distribution Date                              $73,945,000.20

            (b)   The aggregate amount of Interchange
                  collected and allocated to the Trust for
                  the Monthly Period immediately preceding
                  the Distribution Date                           $5,468,187.38

                     --------------------------------------

                        Series 2000-3 Monthly Statement
                      September 15, 2003 Distribution Date

                     --------------------------------------

            (c)   The aggregate amount of Principal
                  Receivables collected during the Monthly
                  Period immediately preceding the
                  Distribution Date                             $496,326,063.11

            (d)   The Floating Allocation Percentage with
                  respect to the Series 2000-3 Certificates
                  for the Monthly Period immediately
                  preceding the Distribution Date                     8.273864%

            (e)   The Principal Allocation Percentage with
                  respect to the Series 2000-3 Certificates
                  for the Monthly Period immediately
                  preceding the Distribution Date                    12.008512%

            (f)   The Finance Charge Receivables and
                  Interchange collected and allocated to the
                  Series 2000-3 Certificates for the Monthly
                  Period immediately preceding the
                  Distribution Date                               $6,570,539.51

            (g)   The Principal Receivables collected and
                  allocated to the Series 2000-3
                  Certificates for the Monthly Period
                  immediately preceding the Distribution
                  Date                                           $59,601,372.65

      (2)   Available Finance Charge Collections and
            Reallocated Principal Collections for Series
            2000-3 for the Monthly Period immediately preceding the Distribution Date.

            (a)   The Finance Charge Receivables and
                  Interchange collected and allocated to the
                  Series 2000-3 Certificates                      $6,570,539.51

            (b)   Collection Account and Special Funding
                  Account investment earnings allocated to
                  the Series 2000-3 Certificates                          $0.00

            (c)   Principal Funding Account Investment
                  Proceeds                                          $144,173.96

            (d)   Class A Reserve Draw Amount                             $0.00

            (e)   Class B Reserve Draw Amount                             $0.00

            (f)   Additional Finance Charges from other
                  Series allocated Date received to the
                  Series 2000-3 Certificates                              $0.00

            (g)   Payments, if any, on deposit as of the
                  Determination from any Interest Rate
                  Protection Agreements                                   $0.00

            (h)   Reallocated Class D Principal Collections               $0.00

            (i)   Reallocated Collateral Principal
                  Collections                                             $0.00

            (j)   Reallocated Class B Principal Collections               $0.00

            (k)   Total Available Finance Charge Collections
                  and Reallocated Principal Collections for
                  Series 2000-3 (total of (a), (b), (c),
                  (d), (e), (f), (g), (h), (i) and (j)
                  above)                                          $6,714,713.47

                     --------------------------------------
                        Series 2000-3 Monthly Statement
                      September 15, 2003 Distribution Date
                     --------------------------------------

      (3)   Available Principal Collections for Series
            2000-3 for the Monthly Period immediately preceding the Distribution Date

            (a)   The Principal Receivables collected and
                  allocated to the Series 2000-3
                  Certificates                                   $59,601,372.65

            (b)   Shared Principal Collections from other
                  Series allocated to the Series 2000-3
                  Certificates                                   $46,087,419.10

            (c)   Additional amounts to be treated as
                  Available Principal Collections pursuant
                  to the Series Supplement                        $3,161,208.25

            (d)   Reallocated Class D Principal Collections               $0.00

            (e)   Reallocated Collateral Principal
                  Collections                                             $0.00

            (f)   Reallocated Class B Principal Collections               $0.00

            (g)   Available Principal Collections for Series
                  2000-3 (total of (a), (b) and ( c) minus
                  (d), (e) and (f) above)                       $108,850,000.00

      (4)   Delinquent Balances in the Trust

            The aggregate outstanding balance of the Accounts which were delinquent as of the close of business on the last day of the Monthly
            Period immediately preceding the Distribution
            Date.

            (a)    31-60 days                                      $111,537,798
            (b)    61-90 days                                        72,097,108
            (c)    91 or more days                                  146,805,828
                                                                   ------------
            (d)    Total Delinquencies                             $330,440,734

      (5)   Defaulted Amount

            (a)   The aggregate amount of Defaulted
                  Receivables with respect to the Trust for
                  the Monthly Period immediately preceding
                  the Distribution Date                          $47,850,391.43

            (b)   The aggregate Amount of Recoveries of
                  Defaulted Receivables processed during the
                  Monthly Period immediately preceding the
                  Distribution Date                               $9,643,236.01

            (c)   The Defaulted Amount for the Monthly
                  Period immediately preceding the
                  Distribution Date [Defaulted Receivables
                  minus Recoveries]                              $38,207,155.42

            (d)   The Defaulted Amount for the Monthly
                  Period immediately preceding the
                  Distribution Date allocable to the Series
                  2000-3 Certificates (the "Series 2000-3
                  Defaulted Amount")                              $3,161,208.25

            (e)   The Class A Defaulted Amount [Series
                  2000-3 Defaulted Amount multiplied by the
                  Class A Percentage]                             $2,140,353.63

            (f)   The Class B Defaulted Amount [Series
                  2000-3 Defaulted Amount multiplied by the
                  Class B Percentage]                               $470,281.34

                     --------------------------------------

                        Series 2000-3 Monthly Statement
                      September 15, 2003 Distribution Date

                     --------------------------------------

      (6)   Class A Charge-Offs

            (a)   The excess, if any, of the Class A
                  Defaulted Amount over the sum of (i)
                  Available Finance Charge Collections
                  applied to such Class A Defaulted Amount,
                  (ii) Reallocated Principal Collections
                  applied to such Class A Defaulted Amount,
                  (iii) the amount by which the Class D
                  Invested Amount has been reduced in
                  respect of such Class A Defaulted Amount,
                  (iv) the amount by which the Collateral
                  Invested Amount has been reduced in
                  respect of such Class A Defaulted Amount
                  and (v) the amount by which the Class B
                  Invested Amount has been reduced in
                  respect of such Class A Defaulted Amount
                  (a "Class A Charge-Off")                                $0.00

            (b)   The amount of the Class A Charge-Off set
                  forth in item 6(a) above, per $1,000
                  original certificate principal amount
                  (which will have the effect of reducing,
                  pro rata, the amount of each Class A
                  Certificateholder's investment)                     $0.000000

            (c)   The total amount reimbursed on the
                  Distribution Date in respect of Class A
                  Charge-Offs for prior Distribution Dates                $0.00

            (d)   The amount set forth in item 6(c) above
                  per $1,000 original certificate principal
                  amount (which will have the effect of
                  increasing, pro rata, the amount of each
                  Class A Certificateholder's investment)             $0.000000

            (e)   The amount, if any, by which the
                  outstanding principal balance of the Class
                  A Certificates exceeds the Class A
                  Invested Amount if any, as of the
                  Distribution Date, after giving effect to
                  all deposits, withdrawals and
                  distributions on such Distribution Date                 $0.00

      (7)   Class B Charge-Offs

            (a)   The excess, if any, of the Class B
                  Defaulted Amount over the sum of (i)
                  Available Finance Charge Collections
                  applied to such Class B Defaulted Amount,
                  (ii) Reallocated Class D Principal
                  Collections applied to such Class B
                  Defaulted Amount, (ii) Reallocated Class D
                  Principal Collections applied to such
                  Class B Defaulted Amount, (iii)
                  Reallocated Collateral Principal
                  Collections applied to such Class B
                  Defaulted Amount, (iv) the amount by which
                  the Class D Invested Amount has been
                  reduced in respect of such Class B
                  Defaulted Amount and (v) the amount by
                  which the Collateral Invested Amount has
                  been reduced in respect of such Class B
                  Defaulted Amount                                        $0.00

            (b)   The amount by which the Class B Invested
                  Amount has been reduced on the
                  Distribution Date in respect of
                  Reallocated Class B Principal Collections               $0.00

            (c)   The amount by which the Class B Invested
                  Amount has been reduced on the
                  Distribution Date in respect of item 6(a)
                  (together with item 7(a), "Class B
                  Charge-Offs")                                           $0.00

            (d)   The total amount by which the Class B
                  Invested Amount has been reduced on the
                  Distribution Date as set forth in items
                  7(a), (b) and (c)                                       $0.00

                     --------------------------------------

                        Series 2000-3 Monthly Statement
                      September 15, 2003 Distribution Date

                     --------------------------------------


            (e)   The amount set forth in item 7(d) above
                  per $1,000 original certificate principal
                  amount (which will have the effect of
                  reducing, pro rata, the amount of each
                  Class B Certificateholder's investment)             $0.000000

            (f)   The total amount reimbursed on the
                  Distribution Date in respect of reductions
                  in the Class B Invested Amount on prior
                  Distribution Dates                                      $0.00

            (g)   The amount set forth in item 7(f) above
                  per $1,000 original certificate principal
                  amount (which will have the effect of
                  increasing, pro rata, the amount of each
                  Class B Certificateholder's investment)             $0.000000

            (h)   The amount, if any, by which the
                  outstanding principal balance of the Class
                  B Certificates exceeds the Class B
                  Invested Amount if any, as of the
                  Distribution Date, after giving effect to
                  all deposits, withdrawals and
                  distributions on such Distribution Date                 $0.00

      (8)   Reductions in the Collateral Interest

            (a)   The excess, if any, of the Collateral
                  Defaulted Amount over the sum of (i)
                  Available Finance Charge Collections
                  applied to such Collateral Defaulted
                  Amount, (ii) Reallocated Class D Principal
                  Collections applied to such Collateral
                  Defaulted Amount and (iii) the amount by
                  which the Class D Invested Amount has been
                  reduced in respect of such Collateral
                  Defaulted Amount                                        $0.00

            (b)   The amount by which the Collateral
                  Invested Amount has been reduced on the
                  Distribution Date in respect of
                  Reallocated Collateral Principal
                  Collections                                             $0.00

            (c)   The amount by which the Collateral
                  Invested Amount has been reduced on the
                  Distribution Date in respect of items 6(a)
                  and 7(a) above                                          $0.00

            (d)   The total amount by which the Collateral
                  Invested Amount has been reduced on the
                  Distribution Date as set forth in items
                  8(a), (b) and (c)                                       $0.00

            (e)   The total amount reimbursed on the
                  Distribution Date in respect of reductions
                  in the Collateral Invested Amount on prior
                  Distribution Dates                                      $0.00

            (f)   The amount, if any, by which the
                  outstanding principal balance of the
                  Collateral Interest exceeds the Collateral
                  Invested Amount, if any, as of the
                  Distribution Date, after giving effect to
                  all deposits, withdrawals and
                  distributions on the Distribution Date                  $0.00

      (9)   Reductions in the Class D Interest

            (a)   The excess, if any, of the Class D
                  Defaulted Amount over Available Finance
                  Charge Collections applied to such Class D
                  Defaulted Amount                                        $0.00

            (b)   The amount by which the Class D Invested
                  Amount has been reduced on the
                  Distribution Date in respect of
                  Reallocated Principal Collections                       $0.00

                     --------------------------------------

                        Series 2000-3 Monthly Statement
                      September 15, 2003 Distribution Date

                     --------------------------------------


            (c)   The amount by which the Class D Invested
                  Amount has been reduced on the
                  Distribution Date in respect of items
                  6(a), 7(a) and 8 (a) above                              $0.00

            (d)   The total amount by which the Class D
                  Invested Amount has been reduced on the
                  Distribution Date as set forth in items
                  9(a), (b) and (c)                                       $0.00

            (e)   The total amount reimbursed on the
                  Distribution Date in respect of reductions
                  in the Class D Invested Amount on prior
                  Distribution Dates                                      $0.00

            (f)   The amount, if any, by which the
                  outstanding principal balance of the Class
                  D Interest exceeds the Class D Invested
                  Amount, if any, as of the Distribution
                  Date, after giving effect to all deposits,
                  withdrawals and distributions on the
                  Distribution Date                                       $0.00

      (10)  Investor Monthly Servicing Fee

            (a)   The amount of the Series 2000-3 Monthly
                  Servicing Fee to the Servicer on the
                  Distribution Date                                 $703,354.17

      (11)  Class A Monthly Interest

            (a)   Class A Monthly Interest payable on the
                  Distribution Date                                 $576,451.46

      (12)  Class B Monthly Interest

            (a)   Class B Monthly Interest payable on the
                  Distribution Date                                  $96,384.17

            (13)    Principal Funding Account Amount

                  (a)   The amount on deposit in the
                        Principal Funding Account on the
                        Distribution Date, after giving
                        effect to all deposits, withdrawals
                        and distributions on such
                        Distribution Date                       $326,550,000.00

                  (b)   Deposits to the Principal Funding
                        Account are currently scheduled to
                        commence on the Distribution Date
                        occurring in July 2003 (The initial
                        funding date for the Principal
                        Funding Account may be modified in
                        certain circumstances in accordance
                        with the terms of the Series
                        Supplement.)

      (14)  Deficit Controlled Accumulation Amount

            The Deficit Controlled Accumulation Amount for
            the Distribution Date, after giving effect to
            all deposits, withdrawals and distributions on
            such Distribution Date                                       $0.00

      (15)  Class A Reserve Account

            (a)   The amount on deposit in the Class A
                  Reserve Account on the Distribution Date,
                  after giving effect to all deposits,
                  withdrawals and distributions on such
                  Distribution Date and the related Transfer
                  Date                                            $2,721,250.00

            (b)   The Class A Required Reserve Account
                  Amount                                          $2,721,250.00

                     --------------------------------------
                        Series 2000-3 Monthly Statement
                      September 15, 2003 Distribution Date
                     --------------------------------------

      (16)  Class B Reserve Account

            (a)   The amount on deposit in the Class B
                  Reserve Account on the Distribution Date,
                  after giving effect to all deposits,
                  withdrawals and distributions on such
                  Distribution Date and the related Transfer
                  Date                                              $179,375.00

            (b)   The Class B Required Reserve Account
                  Amount                                            $179,375.00

C)    Class A Invested Amount

      (1)   The Class A Initial Invested Amount                 $544,250,000.00

      (2)   The Class A Invested Amount on the Distribution
            Date, after giving effect to all deposits,
            withdrawals and distributions on such
            Distribution Date                                   $544,250,000.00

      (3)   The Pool Factor for the Distribution Date (which
            represents the ratio of the Class A Invested
            Amount, as of such Distribution Date, after
            giving effect to any adjustment in the Class A
            Invested Amount on such Distribution Date, to
            the Class A Initial Invested Amount). The amount
            of a Class A Certificateholder's pro rata share
            of the Class A Invested Amount can be determined
            by multiplying the original denomination of the
            Class A Certificateholder's Certificate by the
            Pool Factor                                                1.000000

D)    Class B Invested Amount

      (1)   The Class B Initial Invested Amount                  $71,750,000.00

      (2)   The Class B Invested Amount on the Distribution
            Date, after giving effect to all deposits,
            withdrawals and distributions on such
            Distribution Date                                    $71,750,000.00

      (3)   The Pool Factor for the Distribution Date (which
            represents the ratio of the Class B Invested
            Amount, as of such Distribution Date, after
            giving effect to any adjustment in the Class B
            Invested Amount on such Distribution Date, to
            the Class B Initial Invested Amount). The amount
            of a Class B Certificateholder's pro rata share
            of the Class B Invested Amount can be determined
            by multiplying the original denomination of the
            Class B Certificateholder's Certificate by the
            Pool Factor                                                1.000000

E)    Collateral Invested Amount

      (1)   The Collateral Initial Invested Amount               $59,500,000.00

      (2)   The Collateral Invested Amount on the
            Distribution Date, after giving effect to all
            deposits, withdrawals and distributions on such
            Distribution Date                                    $59,500,000.00

      (3)   The Collateral Invested Amount as a percentage
            of the Invested Amount on such Distribution Date              8.50%

                     --------------------------------------
                        Series 2000-3 Monthly Statement
                      September 15, 2003 Distribution Date
                     --------------------------------------



F)    Class D Invested Amount

      (1)   The Class D Initial Invested Amount                  $24,500,000.00

      (2)   The Class D Invested Amount on the Distribution
            Date, after giving effect to all deposits,
            withdrawals and distributions on such
            Distribution Date                                    $24,500,000.00

      (3)   The Class D Invested Amount as a percentage of
            the Invested Amount on such Distribution Date                 3.50%

G)    Receivables Balances

      (1)   The aggregate amount of Principal Receivables in
            the Trust at the close of business on the last
            day of the immediately preceding Monthly Period      $5,730,248,540

      (2)   The aggregate amount of Finance Charge
            Receivables in the Trust at the close of
            business on the last day of the immediately
            preceding Monthly Period                               $215,155,619

H)    Annualized Percentages

      (1)   The Gross Yield (Available Finance Charge
            Collections for the Series 2000-3 Certificates
            for the preceding Monthly Period (excluding
            payments received from Interest Rate Protection
            Agreements) divided by the Invested Amount of
            the Series 2000-3 Certificates as of the last
            day of the next preceding Monthly Period,
            multiplied by 365 divided by the number of days
            in the calendar month.) Effective November 2002
            monthly period.                                              11.29%

      (2)   The Net Loss Rate (the Series 2000-3 Defaulted
            Amount for the preceding Monthly Period divided
            by the Invested Amount of the Series 2000-3
            Certificates as of the last day of the next
            preceding Monthly Period, multiplied by 12)                   5.42%

      (3)   The Portfolio Yield (the Gross Yield minus the
            Net Loss Rate for the Series 2000-3 Certificates
            for the preceding Monthly Period)                             5.87%

      (4)   The Base Rate (Monthly Interest plus Monthly
            Servicing Fee (based on an assumed Servicing Fee
            Rate of 2% per annum) for the preceding Monthly
            Period with respect to the related Distribution
            Date, divided by the Invested Amount of the
            Series 2000-3 Certificates as of the last day of
            the next preceding Monthly Period, multiplied by 12)          3.18%

      (5)   The Net Spread (the Portfolio Yield minus the
            Base Rate for the Series 2000-3 Certificates for
            the preceding Monthly Period)                                 2.69%

      (6)   The Monthly Payment Rate (Collections of
            Principal Receivables and Finance Charge
            Receivables with respect to all Receivables in
            the Trust for the preceding Monthly Period
            divided by the amount of Receivables in the
            Trust as of the last day of the next preceding
            Monthly Period)                                               9.53%

                     --------------------------------------
                        Series 2000-3 Monthly Statement
                      September 15, 2003 Distribution Date
                     --------------------------------------

I)    Series 2000-3 Information for the Last Three
      Distribution Dates

            1) Gross Yield

                    a)       09/15/03                    11.29%
                    b)       08/15/03                    13.95%
                    c)       07/15/03                    19.15%

            2) Net Loss Rate

                    a)       09/15/03                    5.42%
                    b)       08/15/03                    6.16%
                    c)       07/15/03                    8.21%

            3) Net Spread (Portfolio Yield Minus Base Rate)

                    a)       09/15/03                    2.69%
                    b)       08/15/03                    4.30%
                    c)       07/15/03                    7.15%

                    Three Month Average                  4.71%

            4)      Monthly Payment Rate

                    a)       09/15/03                    9.53%
                    b)       08/15/03                    9.62%
                    c)       07/15/03                    9.67%


                                CHASE MANHATTAN BANK USA, NATIONAL ASSOCIATION, Servicer


                                By:
                                     ----------------------------------------
                                Name:  Patricia Garvey
                                Title: Vice President



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